                                                                    EXHIBIT 99.1
________________________________________________________________________________

                     TRANSFER AND ADMINISTRATION AGREEMENT

                                 by and among

                            MATTEL FACTORING, INC.,
                                as Transferor,

                                      and

                                 MATTEL, INC.,
                          as Guarantor and Servicer,

                                      and

                          NATIONSBANK OF TEXAS, N.A.,
                                   as Agent,

                                      and

                            THE BANKS NAMED HEREIN


                          Dated as of March 11, 1997

                                  Arranged By

                       NationsBanc Capital Markets, Inc.

________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                                       PAGE
                                                                                                       ----
ARTICLE I     DEFINITIONS..............................................................................   1
                1.1.  Certain Defined Terms............................................................   1
                1.2.  Other Terms......................................................................  16
                1.3.  Computation of Time Periods......................................................  16

ARTICLE II    PURCHASES AND SETTLEMENTS................................................................  18
                2.1.  Facility.........................................................................  17
                2.2.  Transfers........................................................................  18
                2.3.  Discount, Fees and Other Costs and Expenses......................................  20
                2.4.  Settlement Procedures............................................................  21
                2.5.  Protection of Ownership Interest of the Banks....................................  22
                2.6.  Deemed Collections; Application of Payments......................................  23
                2.7.  Payments and Computations, Etc...................................................  24
                2.8.  Reports..........................................................................  24
                2.9.  Collection Account...............................................................  25
                2.10. Deficiency Advances..............................................................  26
                2.11. Adjustment of Facility Limit.....................................................  27
                2.12. Inability to Determine LIBOR.....................................................  27
                2.13. Transfer of Existing Receivables; Termination of Prior Agreement.................  28

ARTICLE III   REPRESENTATIONS AND WARRANTIES...........................................................  29
                3.1.  Representations and Warranties of the Transferor.................................  29
                3.2.  Representations and Warranties of Mattel, Inc....................................  34
                3.3.  Reaffirmation of Representations and Warranties..................................  38

ARTICLE IV    CONDITIONS PRECEDENT.....................................................................  39
                4.1.  Conditions to Closing............................................................  39

ARTICLE V     COVENANTS................................................................................  42
                5.1.  Affirmative Covenants of the Transferor..........................................  42
                5.2.  Negative Covenants of the Transferor.............................................  44
                5.3.  Affirmative Covenants of Mattel, Inc.............................................  45

                                                                                                       PAGE
                                                                                                       ----
ARTICLE VI    ADMINISTRATION AND COLLECTIONS...........................................................  50
                6.1.  Appointment of Servicer..........................................................  50
                6.2.  Duties of Servicer and Agent.....................................................  50
                6.3.  Rights After Designation of New Servicer.........................................  52
                6.4.  Responsibilities of the Transferor...............................................  52

ARTICLE VII   SERVICER DEFAULT AND TERMINATION EVENTS..................................................  54
                7.1.  Servicer Default.................................................................  54
                7.2.  Servicer Default Remedies........................................................  54
                7.3.  Termination Events...............................................................  55
                7.4.  Termination Event Remedies.......................................................  56
                7.5.  Potential Termination Event Remedies.............................................  57

ARTICLE VIII  INDEMNIFICATION; EXPENSES; RELATED MATTERS...............................................  58
                8.1.  Indemnities by the Transferor....................................................  58
                8.2.  Indemnity for Taxes, Reserves and Expenses.......................................  59
                8.3.  Other Costs, Expenses and Related Matters........................................  61
                8.4.  Reconveyance Under Certain Circumstances.........................................  62

ARTICLE IX    THE AGENT................................................................................  63
                9.1.  Appointment......................................................................  63
                9.2.  Attorneys-in-fact................................................................  63
                9.3.  Limitation on Liability..........................................................  63
                9.4.  Reliance.........................................................................  64
                9.5.  Notice of Termination Event......................................................  64
                9.6.  No Representations...............................................................  65
                9.7.  Indemnification..................................................................  65
                9.8.  Bank.............................................................................  66
                9.9.  Resignation......................................................................  66
                9.10. Sharing of Payments, etc.........................................................  67
                9.11. Independent Agreements...........................................................  68

ARTICLE X     GUARANTY.................................................................................  69
                10.1.  Guaranty of Obligations.........................................................  69
                10.2.  Guaranty Continuing.............................................................  69
                10.3.  Guarantor Directly Liable.......................................................  69
                10.4.  No Impairment...................................................................  70
                10.5.  Waiver..........................................................................  71
                10.6.  Subrogation.....................................................................  72
                10.7.  Information.....................................................................  72
                10.8.  Evidence of Obligations.........................................................  73


                                                                                                       PAGE
                                                                                                       ----
ARTICLE XI    MISCELLANEOUS............................................................................  74
                11.1.  Term of Agreement...............................................................  74
                11.2.  Waivers; Amendments.............................................................  74
                11.3.  Notices.........................................................................  75
                11.4.  Governing Law; Integration......................................................  76
                11.5.  Severability; Counterparts......................................................  76
                11.6.  Successors and Assigns..........................................................  76
                11.7.  Confidentiality.................................................................  77
                11.8.  Characterization of the Transactions Contemplated by the Agreement..............  78
                11.9.  Assignments; Participations.....................................................  78

                                    EXHIBITS


EXHIBIT A     Form of Written Agreement

EXHIBIT B     Form of Weekly Servicer's Certificate

EXHIBIT C     Form of Transfer Notice

EXHIBIT D     [Reserved]

EXHIBIT E     List of Actions, Suits and Proceedings
                against the Transferor

EXHIBIT F     Location of Chief Executive Office and Records

EXHIBIT G     List of Tradenames

EXHIBIT H     List of Actions, Suits and Proceedings
                against the Guarantor

EXHIBIT I     Form of Opinion of Counsel to the
                Transferor

EXHIBIT J     Form of Opinion of Counsel for the
                Guarantor/Servicer

                     TRANSFER AND ADMINISTRATION AGREEMENT


          TRANSFER AND ADMINISTRATION AGREEMENT (this "Agreement"), dated as of
                                                       ---------
March 11, 1997, by and among MATTEL FACTORING, INC., a Delaware corporation, as transferor (the "Transferor"), MATTEL, INC., a Delaware corporation, as
                 ----------
guarantor and servicer (the "Guarantor" and the "Servicer"), THE BANKS LISTED ON
                             ---------           --------
THE SIGNATURE PAGES HEREOF (collectively, the "Banks") and NATIONSBANK OF TEXAS,
                                               -----
N.A., a national banking association, as agent on behalf of the Banks (the

"Agent").
------


                            PRELIMINARY STATEMENTS

          WHEREAS, the Transferor may desire to convey, transfer and assign, from time to time, undivided percentage interests in certain accounts receivable with respect to which Toys "R" Us, Inc. ("Toys "R" Us") is the named
                                                     -----------
obligor, and the Agent, on behalf of and for the benefit of the Banks, shall accept such conveyance, transfer and assignment of such undivided percentage interests, subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, the parties hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS


          SECTION 1.1.  Certain Defined Terms.  As used in this Agreement, the
                        ---------------------
following terms shall have the following meanings:

          "Adjusted Certificate of Deposit Rate" means, with respect to a
           ------------------------------------
Tranche and the related Tranche Period, the sum (rounded upward to the next highest 1/100 of 1%) of (i) the rate obtained by dividing (x) the Certificate of Deposit Rate by (y) a percentage equal to 100% minus the full reserve requirement percentage as specified by the Board of Governors of the Federal Reserve System that the Agent determines would be applicable on the date of determination to a certificate of deposit of the Agent in excess of $100,000 with a maturity comparable to the related Tranche Period (including, without limitation, any marginal, emergency, supplemental, special or other reserves if the Agent, in its sole discretion, determines that it is required to maintain any such reserves on such day), plus (ii) the then daily net annual assessment rate as estimated by the Agent for determining the current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation for insuring certificates of deposit with a maturity comparable to the related Tranche Period.

          "Adverse Claim" means a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

          "Affiliate", as applied to any Person, means any other Person directly
           ---------
or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent" means NationsBank of Texas, N.A., a national banking
           -----
association, in its capacity as agent on behalf of the Banks.

          "Aggregate Unpaids" means at any time, an amount equal to the sum of
           -----------------
(i) the aggregate accrued and unpaid Discount (including any additional Discount due pursuant to Section 7.4) with respect to all Tranche Periods at such time,
(ii) the Total Outstanding Investment at such time, and (iii) all amounts owed (whether due or accrued) hereunder by the Transferor to the Agent or the Banks at such time.

          "Alternate Rate" means a rate per annum equal to 2% in excess of the
           --------------
prime rate of interest announced by the Agent from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Agent).

          "Arranger" means NationsBanc Capital Markets, Inc.
           --------

          "Bank" means each of the financial institutions listed on the
           ----
signature pages hereto, and any successors in accordance with Section 11.6.

          "Bank Commitment" for each Bank means such Bank's Percentage of the
           ---------------
Facility Limit.

          "Base Rate" means a fluctuating rate per annum which is the higher of
           ---------
(a) the Federal Funds Rate plus one-half of one percent (1/2%) per annum and (b) the Reference Rate.

          "Business Day" means any day excluding Saturday, Sunday and any day on
           ------------
which banks in Dallas, Texas, New York, New York, Pittsburgh, Pennsylvania, or San Francisco, California are authorized or required by Governmental Rule to close; provided, however, when used with respect to LIBOR, "Business Day" means
       --------  -------
any day on which dealings in deposits of United States dollars are transacted in the applicable offshore United States dollar interbank market.

          "Certificate of Deposit Rate" means, with respect to a Tranche and the
           ---------------------------
related Tranche Period, the average of the consensus bid rates determined by the Agent on the date of determination of two or more New York certificate of deposit dealers of recognized standing selected by the Agent for the purchase in New York at face value from the Reference Banks of certificates of deposit of the Reference Banks in an amount comparable to the amount of the related Transfer Price to be funded by the Agent, and with a maturity comparable to the related Tranche Period.

          "Close-Out Collections" means Collections received with respect to any
           ---------------------
Close-Out Receivable.

          "Close-Out Receivable" means any Receivable which is due and payable
           --------------------
prior to the Remittance Date following the date of creation of such Receivable.

          "Closing Date" means March 13, 1997.
           ------------

          "Collection Account" means the account established and maintained by
           ------------------
the Agent for the benefit of the Banks pursuant to Section 2.9.

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other cash proceeds of such Receivable including, without limitation, any Deemed Collections and Close-Out Collections.

          "Commitment Commission Rate" means the per annum rate payable by the
           --------------------------
Transferor to the Banks (calculated on the basis of actual number of days elapsed divided by 360), determined in accordance with the following table, and based upon the second highest of Toys "R" Us, Inc.'s long-term senior unsecured debt ratings:

================================================================================
Toys "R" Us, Inc.'s
long-term senior
unsecured debt ratings    Commitment
S&P/Moody's/Duff          Commission
--------------------------------------------------------------------------------
AA-/Aa3/AA-or higher      7.0 bps
--------------------------------------------------------------------------------
A/A2/A or higher          8.0 bps
--------------------------------------------------------------------------------
A-/A3/A-                  10.0 bps
================================================================================

          The Commitment Commission Rate as of the Closing Date is 8.0 basis points. Upon a rating change, the Agent shall determine the applicable Commitment Commission Rate and shall promptly notify the Banks and the Transferor of the Commitment Commission Rate so determined. Such determination by the Agent shall be conclusive absent manifest error. The new applicable Commitment Commission Rate will be effective as of the date of notification to the Banks.

          "Commitment Fee" means a fee equal to the applicable Commitment
           --------------
Commission Rate payable by the Transferor on each Remittance Date on the difference between the average Facility Limit and the average Total Outstanding Investment on each day for the one-year period preceding such date.

          "Contingent Obligation", as applied to any Person, means, without
           ---------------------
duplication, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and
(b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another, if in the case of any agreement described under subclauses (x) or (y) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported. The amount of any Contingent Obligation denominated in a currency other than United States dollars shall be equal to the United States dollar equivalent of such Contingent Obligation.

          "Contract" means, with respect to any Receivable, both the Written
           --------
Agreement and the invoice related thereto, pursuant to or under which the Obligor shall be obligated to pay for merchandise sold by the related Seller to the Obligor.

          "Contractual Obligation", as applied to any Person, means any
           ----------------------
provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Credit Agreement"  means the First Amended and Restated Credit
           ----------------
Agreement, dated as of March 11, 1997, by and among Mattel, Inc., the banks named therein and Bank of America National Trust and Savings Association, as Agent, as such agreement may be amended and supplemented from time to time.

          "Credit and Collection Policy" means the Transferor's credit and
           ----------------------------
collection policies and practices relating to Contracts and Receivables with respect to the Transferor existing on the date hereof, as modified from time to time in compliance with Section 5.2(c).

          "Deemed Collections" means any Collections on any Receivable deemed to
           ------------------
have been received pursuant to Section 2.6(a) or (b).

          "Defaulted Receivable" means a Receivable:  (i) as to which any
           --------------------
payment, or part thereof, remains unpaid as of the close of business on the Remittance Date next succeeding the date such Receivable is created; (ii) as to which an Event of Bankruptcy has occurred with respect to the Obligor; (iii) which has been identified by the Transferor or the Servicer as uncollectible; or
(iv) which, consistent with the Credit and Collection Policy, should be written off the Transferor's books as uncollectible.

          "Deficiency Advance" has the meaning specified in Section 2.10.
           ------------------

          "Discount" means, for each Tranche, an amount equal to the product of
           --------
(a) the related Transfer Price (minus any amounts released from the Collection Account by the Agent pursuant to Section 2.9(b) to fund all or a portion of such Transfer Price) and (b) the applicable Participation Rate and (c) a fraction, the numerator of which is the number of days in such Tranche Period and the denominator of which is 360; provided, however, that no provision of this
                             --------  -------
Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable Governmental Rule; and
provided, further, that Discount shall not be considered paid by any
--------  -------
distribution of Collections if at any time such distribution is rescinded or must be returned for any reason.

          "Discount Reserve" means, at any time, the aggregate amount of
           ----------------
Discount for all outstanding Tranches.

          "Duff" means Duff & Phelps Credit Ratings Co.
           ----

          "Eligible Receivable" means, at any time, any Receivable:
           -------------------

               (i)  the Obligor of which is Toys "R" Us, Inc.;

               (ii) which is not a Defaulted Receivable at the time of the initial creation of an interest of the Agent, on behalf of the Banks, therein;

               (iii) which is an "account" within the meaning of Section 9-106 of the UCC of all applicable jurisdictions;

               (iv) which is denominated and payable only in United States dollars in the United States;

               (v) which, together with the Contract related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor enforceable against the Obligor in accordance with its terms and subject to no offset, counterclaim or other defense;

               (vi) which, together with the Contract related thereto, does not contravene in any material respect any Governmental Rules applicable thereto and with respect to which no part of the Contract related thereto is in violation of any such Governmental Rule in any material respect;

               (vii) for which the Obligor has been directed and has agreed to remit all payments to the Collection Account;

               (viii) which satisfies all applicable requirements of the Credit and Collection Policy;

               (ix) the remaining term of which at the time of transfer hereunder does not extend beyond the next succeeding Remittance Date; and

               (x) which was generated in the ordinary course of the related Seller's business and purchased by the Transferor from such Seller in accordance with the Purchase Agreement.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
Governmental Person or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Person, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means, at any time, the Employee Retirement Income Security
           -----
Act of 1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate", as applied to any Person, means any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of
Section 414(b) and 414(c) of the Internal Revenue Code of 1986, as amended.

          "Event of Bankruptcy", with respect to any Person, means (i) that
           -------------------
such Person shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Governmental Rule relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (ii) if such Person is a corporation, such Person shall take any corporate action to authorize any of the actions set forth in the preceding clause (i).

          "Facility Limit" means $400,000,000, as such amount may be adjusted as
           --------------
provided herein.

          "Federal Funds Rate" means the weighted average of the rates on
           ------------------
overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day of determination (or if such day of determination is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Person" means the government of the United States or the
           -------------------
government of any state or locality therein, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity of the United States or any state or locality therein, including the Federal Deposit Insurance Company, the Comptroller of the Currency or the Board of Governors of the Federal Reserve System, any central bank or any comparable authority.

          "Governmental Rule" means any law, statute, rule, regulation,
           -----------------
ordinance, order, judgment, guidelines or decision of any Governmental Person.

          "Guarantor" means Mattel, Inc.
           ---------

          "Indemnified Amounts" has the meaning specified in Section 8.1.
           -------------------

          "Indemnified Parties" has the meaning specified in Section 8.1.
           -------------------

          "LIBOR" means, with respect to a Tranche and the related Tranche
           -----
Period, the average of the quotations (rounded upwards to the nearest 1/100 of 1%) as of 10:00 a.m. New York time on the second Business Day prior to the commencement of such Tranche Period, if any, offered to first class banks in the offshore dollar market by the Reference Banks for U.S. Dollar deposits of amounts in same day funds comparable to the Transfer Price of such Tranche (net of amounts payable in accordance with Section 2.9(b)), with a maturity comparable to such Tranche Period to which LIBOR will apply.

          "Material Adverse Effect" means (i) a material adverse effect upon the
           -----------------------
business, operations, properties, assets, business prospects or condition (financial or otherwise) of Mattel, Inc. (together with its Subsidiaries), taken as a whole, or (ii) a material impairment of the ability of Mattel, Inc. to perform its obligations under this Agreement.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is maintained for employees of a Person or any ERISA Affiliate of such Person.

          "Notice of Termination" means a notice delivered by the Agent to the
           ---------------------
Transferor, the Guarantor and the Banks pursuant to Section 7.4.

          "Obligations" has the meaning set forth in Section 10.1.
           -----------

          "Obligor" means Toys "R" Us, Inc., a Delaware corporation.
           -------

          "Participant" has the meaning set forth in Section 11.9.
           -----------

          "Participation Rate" means, for any Tranche and related Tranche
           ------------------
Period, LIBOR (or the Adjusted Certificate of Deposit Rate pursuant to Section 2.12) plus the applicable spread. Such spread shall mean the per annum rate (calculated on the basis of the actual number of days elapsed divided by 360), determined in accordance with the following table, and based upon the second highest of Toys "R" Us, Inc.'s long-term unsecured senior debt ratings:

================================================================================
Toys "R" Us, Inc.'s long-
term senior unsecured
debt ratings                 Spread
S&P/Moody's/Duff
--------------------------------------------------------------------------------
AA-/Aa3/AA-or higher         18.0 bps
--------------------------------------------------------------------------------
A/A2/A or higher             22.0 bps
--------------------------------------------------------------------------------
A-/A3/A-                     25.0 bps
================================================================================

          Such spread as of the Closing Date is 22 basis points. Upon a rating change, the Agent shall determine the applicable spread and shall promptly notify the Banks and the Transferor of the spread so determined. Such determination by the Agent shall be conclusive absent manifest error. The new applicable spread will be effective as of the date of notification to the Banks and will be applicable to all Tranches.

          "Pension Plan" means any employee plan which is subject to Section 412
           ------------
of the Internal Revenue Code of 1986, as amended, and which is maintained for employees of a Person or any ERISA Affiliate of such Person other than a Multiemployer Plan.

          "Percentage" means, with respect to any Bank at any time, the
           ----------
percentage set forth next to its name on the signature page hereof, which is the equivalent of a fraction the numerator of which is equal to such Bank's

Bank Commitment, and the denominator of which is equal to the Facility Limit.

          "Percentage Factor" means the percentage computed at any time of
           -----------------
determination as follows:

                                    TOI + DR
                                   ------------
                                      ERB

Where:

TOI   =   the Total Outstanding Investment at the time of such computation.

DR    =   the Discount Reserve at the time of such computation.

ERB   =   the aggregate outstanding balance of the Eligible Receivables at the time of such computation.

          In no event shall the Percentage Factor exceed one hundred percent. The Percentage Factor shall be calculated by the Agent on the day of the initial Transfer hereunder. Thereafter, the Percentage Factor shall remain constant from the time as of which any such computation is made until the time as of which a subsequent Transfer shall be made pursuant to Section 2.2. The Percentage Factor, as calculated at the close of business on the date as of which any such Transfer is made shall remain constant at all times thereafter until such time as an additional Transfer is made or until such time as the Banks shall have received the full amount of the Aggregate Unpaids, at which time the Percentage Factor shall be recomputed.

          "Person" means any corporation, natural person, firm, joint venture,
           ------
partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

          "Potential Termination Event" means any condition or event which,
           ---------------------------
with the giving of notice or the lapse of time or both, would constitute a Termination Event.

          "Prior Agreement" has the meaning set forth in Section 2.13.
           ---------------

          "Prior Banks" means each of the "Banks" other than The Industrial Bank
           -----------
of Japan, Limited.

          "Proceeds" means "proceeds" as defined in Section 9.306(1) of the UCC.
           --------

          "Purchase Agreement" means the Receivable Purchase Agreement, dated as
           ------------------
of March 11, 1997 among each Seller, as seller, and the Transferor, as buyer, as such agreement may be amended and supplemented from time to time.

          "Receivable" means the indebtedness denominated in United States
           ----------
dollars to a Seller by the Obligor (without giving effect to any purchase by the Transferor under the Purchase Agreement or to any purchase hereunder by the Agent, on behalf of the Banks, at any time) under a Contract whether constituting an account, chattel paper, instrument or general intangible, including all other obligations of the Obligor with respect thereto; "Receivable" shall include the indebtedness of the Obligor denominated in United States dollars to Mattel Sales Corp. and Fisher-Price, Inc. sold to NationsBank of Texas, N.A., as agent, on behalf of certain financial institutions, pursuant to the Second Amended and Restated Transfer and Administration Agreement dated as of March 10, 1995, as amended from time to time, and assigned by NationsBank of Texas, N.A., as agent on behalf of such financial institutions, to the Agent, on behalf of the Banks, pursuant to
Section 2.13 hereof. Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 2.6 hereof, it shall no longer constitute a Receivable hereunder.

          "Records" means all Contracts and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the Obligor.

          "Reference Banks" means Bank of America National Trust and Savings
           ---------------
Association, NationsBank of Texas, N.A. and PNC Bank, National Association. In the event that at any time of determination only two Banks designated as "Reference Banks" are providing rates for deposits referred to in the definition of "LIBOR", those two Banks shall be the "Reference Banks" or, if only one such Bank is providing such rates, that Bank shall be the "Reference Banks" for purposes of this Agreement.

          "Reference Rate" means the rate of interest publicly announced from
           --------------
time to time by NationsBank of Texas, N.A. in Dallas as its reference rate, as in effect on such date of determination. The reference rate is set by NationsBank of Texas, N.A. based on various factors including NationsBank of Texas, N.A.'s costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. NationsBank of Texas, N.A. may make loans at, above or below the rate announced as its reference rate.

          "Remittance Date" means December 17, 1997, December 17, 1998, December
           ---------------
17, 1999, December 17, 2000 and December 17, 2001, as applicable, or, if such day is not a Business Day, the next succeeding Business Day.

          "Requisite Banks" means, at any date of determination, Banks having
           ---------------
at least 66-2/3% of the aggregate Bank Commitments at such time.

          "S&P" means Standard & Poor's Ratings Group.
           ---

          "Seller" means each of Mattel Sales Corp., a California corporation,
           ------
and Fisher-Price, Inc., a Delaware corporation, and their successors and assigns under the Purchase Agreement.

          "Servicer" means Mattel, Inc. or, after a Servicer Default, a servicer
           --------
appointed by the Agent.

          "Servicer Default" has the meaning specified in Section 7.1.
           ----------------

          "Servicer's Certificate" means a report prepared on a monthly basis
           ----------------------
and prior to a Transfer by the Servicer in the form attached hereto as Exhibit B and delivered to the Agent in accordance with Section 2.8.

          "Subsidiary" means any corporation, association or other business
           ----------
entity of which more than 50% of the
total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Termination Date" means the earlier of (i) December 17, 2001, unless
           ----------------
such date is otherwise extended, or (ii) the date on which the Agent delivers a Notice of Termination to the Transferor.

          "Termination Event" means an event described in Section 7.3.
           -----------------

          "Total Outstanding Investment" means the sum of the Transfer Prices
           ----------------------------
paid to the Transferor for all Transfers plus the amount paid to the Prior
                                          ----
Banks on the Closing Date as described in Section 2.13 less any amounts released
                                                       ----
from the Collection Account by the Agent pursuant to Section 2.9(b) to fund all or a portion of any such amounts paid to the Transferor and less the aggregate
                                                            ----
amount of Collections received and applied by the Agent to reduce such Total Outstanding Investment pursuant to Section 2.4 or 2.9(b); provided that the
                                                          --------
Total Outstanding Investment shall be restored in the amount of any Collections so received and applied if at any time the distribution of such Collections is rescinded or must otherwise be returned for any reason; and provided further
                                                             -------- -------
that the Total Outstanding Investment shall at no time exceed the Facility
Limit.

          "Tranche" means a portion of the Total Outstanding Investment
           -------
allocated to a Tranche Period.

          "Tranche Period" means, with respect to a Tranche, the period from the
           --------------
date of the Transfer related thereto to the following Remittance Date.

          "Transaction Costs" has the meaning specified in Section 8.3.
           -----------------

          "Transfer" means a conveyance, transfer and assignment by the
           --------
Transferor to the Agent, on behalf of the Banks, of an undivided percentage ownership interest in Receivables hereunder or the conveyance, transfer and assignment by the "Agent", under and as defined in the Prior Agreement, to the Agent, on behalf of the Banks, of its interest in certain indebtedness of the Obligor as described in Section 2.13.

          "Transfer Date" means, with respect to each Transfer, the Business Day
           -------------
on which such Transfer is made.

          "Transfer Price" means, with respect to any Transfer, the amount paid
           --------------
to the Transferor by the Banks as described in the Transfer Notice related to such Transfer.

          "Transfer Notice" has the meaning given to it in Section 2.2.
           ---------------

          "Transferred Interest" means, at any time of determination, an
           --------------------
undivided percentage ownership interest in (i) each and every then outstanding Receivable, (ii) all Collections with respect thereto, and (iii) other Proceeds of the foregoing, equal to the Percentage Factor at such time. The Transferred Interest in each Receivable and the Collections and Proceeds with respect thereto, shall at all times be in proportion to the Transferred Interest in each other Receivable, and Collections and Proceeds with respect thereto.

          "UCC" means, with respect to any state, the Uniform Commercial Code as
           ---
from time to time in effect in such state.

          "Written Agreement" means the agreement between the Obligor and the
           -----------------
Transferor in the form of Exhibit A.

          SECTION 1.2.  Other Terms.  All accounting terms not specifically
                        -----------
defined herein shall be construed in accordance with GAAP.  All terms used in
Article 9 of the UCC in the State of California, and not specifically defined herein, are used herein as defined in such Article 9. All other terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          SECTION 1.3.  Computation of Time Periods.  Unless otherwise stated in
                        ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE II
                           PURCHASES AND SETTLEMENTS


          SECTION 2.1.  Facility.  Upon the terms and subject to the conditions
                        --------
herein set forth, the Transferor may, at its option, convey, transfer and assign to the Agent, on behalf of the Banks, and the Banks shall, subject to the terms and conditions hereof, accept such conveyance, transfer and assignment from the Transferor, without recourse except as provided herein, undivided percentage ownership interests in the Receivables, together with Collections with respect thereto, from time to time.

          SECTION 2.2.  Transfers.  Upon the terms and subject to the conditions
                        ---------
herein set forth, the Transferor may, prior to the Termination Date, convey, transfer and assign to the Agent, on behalf of the Banks, and the Banks shall, subject to the terms and conditions hereof, accept such conveyance, transfer and assignment from the Transferor, without recourse except as otherwise provided herein, undivided percentage ownership interests in Receivables, together with Collections with respect thereto (each, a "Transfer") from time to time for an
                                           --------
aggregate Transfer Price (less any amounts released from the Collection Account pursuant to Section 2.9(b) to fund all or a portion of any Transfer) not to exceed the Facility Limit; provided that in no event may there be more than one
                           --------
Transfer per week, and no Transfer shall be made by the Transferor between two Business Days prior to any Remittance Date and the next succeeding December 27. The Transferor shall convey, transfer and assign to the Agent, on behalf of the Banks, undivided percentage ownership interests in its Receivables by delivering to the Agent, not later than 1:00 p.m., Dallas, Texas time, on the third Business Day prior to the proposed date of transfer, notice of each Transfer in substantially the form of Exhibit C hereto (a "Transfer Notice"), and the
                                               ---------------
Transferor shall, at the time of delivery of the Transfer Notice, cause the Servicer to prepare and deliver to the Agent a Servicer's Certificate covering the period from the last day specified in the most recent Servicer's Certificate delivered to the Agent to and including the day prior to the date of delivery of the related Transfer Notice. Each Transfer Notice shall specify (i) the Transfer Price based on an estimated Participation Rate,

(ii) an initial estimate of the Discount relating to such Transfer based on an estimated Participation Rate, (iii) the date of such Transfer, (iv) the Tranche Period related thereto, (v) the aggregate outstanding balance of the Eligible Receivables as of the day of such notice and (vi) the estimated Percentage Factor after giving effect to such Transfer. After giving effect to such Transfer, the Total Outstanding Investment plus the Discount Reserve shall not be greater than 90% of the aggregate outstanding balance of the Eligible Receivables. Promptly after 10:00 a.m., Dallas, Texas time, on the second Business Day prior to the date of a proposed Transfer, the Agent will notify the Transferor of the LIBOR (or the Adjusted Certificate of Deposit Rate, if applicable pursuant to Section 2.12) and the Participation Rate applicable to such Transfer, and the Transferor will notify the Agent in writing of the finalized Transfer Price and the finalized Percentage Factor. The finalized Transfer Price shall be an amount not in excess of the amount which, when added to the Total Outstanding Investment immediately prior to such Transfer, would cause the Total Outstanding Investment plus the Discount Reserve to be greater than 90% of the aggregate outstanding balance of the Eligible Receivables. The Transfer Price (net of any amounts released from the Collection Account pursuant to Section 2.9(b) to fund all or a portion of any Transfer) with respect to each Transfer shall not be less than $5,000,000 and shall be in increments of $500,000 in excess thereof. Each Transfer Notice shall be executed by a duly authorized officer of the Transferor. The Agent, on behalf of the Banks, shall accept such offer to convey, transfer and assign undivided percentage ownership interests in writing. The terms of each Transfer shall be as set forth herein and in the related Transfer Notice.

          Promptly after receipt of a Transfer Notice, the Agent shall notify each Bank of the proposed Transfer (such notice to normally be given within two hours of receipt by the Agent). Each Bank shall make available to the Agent its pro rata share of the Transfer Price by remitting such funds to the Agent for credit to NationsBank of Texas, N.A., ABA No. 111000025, Attention: Corporate Credit Services, Account No. 1292000883, Ref. Mattel Factoring, no later than 2:00 p.m., Dallas, Texas time on the date of such Transfer. The Agent shall make available to the Transferor on the date of such Transfer the aggregate of the amounts so made available by the Banks by causing an amount of same-day funds equal to such aggregate amount received by the Agent to be credited to the account of the Transferor at Bank of America National Trust and Savings Association (ABA No. 121000358, Account No. 1235906117, reference:
Mattel Factoring Receivables); provided that, upon prior written notice to the
                               --------
Agent, the Transferor may at any time direct the Agent to credit such amounts to another account of the Transferor; provided further that the Transfer Price payable on the Closing Date shall be remitted to the "Agent" (under and as defined in the Prior Agreement) in consideration for the assignment by the Prior Banks to the Agent, on behalf of the Banks, of the "Transferred Interest" and the "Total Outstanding Investment" existing under the Prior Agreement as of the Closing Date.

          Each Transfer Notice shall be irrevocable and binding on the Transferor, and the Transferor shall indemnify the Agent and the Banks against any loss or expense incurred by the Agent or the Banks arising from or relating to any failure by the Transferor to complete such Transfer including, without limitation, any loss or expense incurred by the Agent or the Banks by reason of the liquidation or reemployment of funds acquired by the Banks in anticipation of funding such Transfer.

          Each Transfer shall constitute a purchase of undivided percentage ownership interests in each and every Receivable, together with all Collections and Proceeds with respect thereto. The aggregate undivided percentage ownership interest of the Agent, on behalf of the Banks, in the Receivables, together with all Collections and Proceeds with respect thereto, shall equal the Percentage Factor in effect from time to time.

          SECTION 2.3.  Discount, Fees and Other Costs and Expenses.  (a)
                        -------------------------------------------
Notwithstanding any limitation on recourse contained herein, the Transferor shall pay to the Agent (i) on each Remittance Date and on each day thereafter until the Total Outstanding Investment has been reduced to zero, the amounts required pursuant to Section 7.4 hereof, and (ii) as and when due in accordance with this Agreement, all amounts payable pursuant to Article VIII hereof, if any.

               (b) Notwithstanding any limitation on recourse contained in this Agreement, Mattel, Inc. and the Transferor, as appropriate, shall pay the following non-refundable fees calculated on the basis of the actual number of days elapsed divided by 360:

               (i) on each Remittance Date occurring from the date of execution hereof, the Transferor shall pay the Commitment Fee; and

               (ii) the Transferor shall pay to the Agent the fee referenced in that certain letter agreement, dated February 4, 1997, between Mattel, Inc. and the Agent.

               (c) Nothing in this Agreement shall limit in any way the obligations of the Transferor to pay the amounts set forth in this Section 2.3.

          SECTION 2.4.  Settlement Procedures.  On each Remittance Date and each
                        ---------------------
day thereafter until the Aggregate Unpaids have been paid in full, the Agent shall apply (i) amounts on deposit in the Collection Account pursuant to Section
2.6 or 7.3(h) and (ii) the Percentage Factor of all remaining amounts on deposit in the Collection Account in the following order of priority: first, in
                                                                -----
payment of the accrued Discount for each Tranche Period, second, in payment of
                                                         ------
the Commitment Fee, third, in payment of any additional Discount due pursuant to
                    -----
Section 7.4, fourth, in payment of the aggregate of all other amounts then owed
             ------
(whether due or accrued) hereby by the Transferor to the Banks or the Agent (other than the Total Outstanding Investment), and fifth, in reduction of the
                                                   -----
Total Outstanding Investment. In the event that on any Remittance Date and any day thereafter, the Aggregate Unpaids have not been paid in full after giving effect to the preceding sentence, the Agent shall apply any other amounts on deposit in the Collection Account to the payment in full of the Aggregate Unpaids in accordance with the foregoing priority. Following the date on which the Total Outstanding Investment has been reduced to zero, all accrued Discount and applicable fees have been paid in full, all other Aggregate Unpaids have been paid in full and this Agreement shall have terminated pursuant to Section 11.1, (i) the Agent shall recompute the Percentage Factor, (ii) the Agent, on behalf of the Banks, shall be considered to have reconveyed to the applicable Transferor any interest in the Receivables (including the Transferred Interest), (iii) the Agent shall release to the Transferor any remaining Collections held in the Collection Account pursuant to this Section 2.4 and (iv) the Agent, on behalf of the Banks, shall execute and deliver to the Transferor, such documents or instruments as are necessary to terminate the Agent's interest in the Receivables. Any such documents shall be prepared by or on behalf of the Transferor.

          SECTION 2.5.  Protection of Ownership Interest of the Banks.  The
                        ---------------------------------------------
Transferor agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all action necessary, and such other actions as may be reasonably requested by the Agent, in order to perfect or protect the Transferred Interest or to enable the Agent to exercise or enforce any of its or any Bank's rights hereunder. Without limiting the foregoing, the Transferor will, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof as are necessary or as may be requested by the Agent in order to protect, perfect and preserve the Transferred Interest of the Agent, and agrees to mark its master data processing records and other documents with a legend describing the purchase by the Agent, on behalf of the Banks, of the Transferred Interest. The Transferor shall, upon request of the Agent, obtain such additional search reports as the Agent shall reasonably request. To the fullest extent permitted by applicable Governmental Rule, the Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Transferor's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. The Transferor shall not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC as in effect in the State of California), nor relocate its chief executive office or any office where Records are kept, unless it shall have: (i) given the Agent at least thirty (30) days' prior written notice thereof and (ii) prepared at the Transferor's expense and delivered to the Agent all financing statements, instruments and other documents necessary to preserve, perfect and protect the Transferred Interest of the Agent or reasonably requested by the Agent in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Transferor. As of the date hereof, the Transferor has instructed the Obligor to cause all Collections to be deposited directly into the Collection Account, and the Transferor shall not change such arrangement unless the Agent shall have given its prior written consent thereto. If the Transferor receives any Collections or is deemed to receive any Collections pursuant to Section 2.6, the Transferor shall immediately remit such Collections to the Collection Account administered by the Agent for the benefit of the Banks.

          SECTION 2.6.  Deemed Collections; Application of Payments.  (a)  In
                        -------------------------------------------
the event that on any day the outstanding balance of a Receivable is either (x) reduced as a result of any defective or returned merchandise, any cash discount or any adjustment by either Seller or the Transferor, or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), then within ten (10) days, either (i) the Servicer shall deliver a Servicer's Certificate evidencing that the aggregate outstanding balance of Eligible Receivables is at least 111% of the Total Outstanding Investment and the Discount Reserve or (ii) the Transferor shall deposit to the credit of the Collection Account the amount of such reduction or cancellation and the Agent shall be considered to have reconveyed to the Transferor any interest in such Receivables (including the Transferred Interest therein). The Agent agrees that it shall execute and return to the Transferor such documents or instruments as are reasonably requested by the Transferor and necessary to terminate the Agent's interest on behalf of the Banks in such Receivables. Any such documents shall be prepared by or on behalf of the Transferor.

               (b) In the event that on any day any of the representations or warranties in Article III is no longer true with respect to a Receivable, then within ten (10) days of such occurrence, either (i) the Transferor shall cure the breach of the applicable representation or warranty or (ii) the Servicer shall deliver a Servicer's Certificate evidencing that the aggregate outstanding balance of Eligible Receivables (not including the aggre-gate outstanding balance of the Receivables subject to any such breach of a representation or warranty) is at least 111% of the Total Outstanding Investment and the Discount Reserve or (iii) the Transferor shall deposit to the credit of the Collection Account the outstanding balance of such Receivable in full and the Agent, on behalf of the Banks, shall be considered to have recon veyed to such Transferor any interest in such Receivables (including the Transferred Interest therein). The Agent agrees that it shall execute and return to the Transferor such documents or instruments as are reasonably requested by the Transferor and necessary to terminate the Agent's interest on behalf of the Banks in such Receivables. Any such documents shall be prepared by or on behalf of the Transferor.

          SECTION 2.7.  Payments and Computations, Etc.  All amounts to be paid
                        ------------------------------
or deposited by the Transferor hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Agent, on behalf of the Banks, they shall be paid or deposited in the Collection Account, until otherwise notified by the Agent. The Transferor shall, to the extent permitted by Governmental Rule, pay to the Agent, for the benefit of the Banks, upon demand, interest on all amounts not paid or deposited when due to the Banks hereunder at a rate equal to the highest Participation Rate applicable to any Tranche then outstanding plus 2% or, if no Tranche is then outstanding, the Alternate Rate. All computations of discount, interest and all per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Agent of amounts payable by the Transferor hereunder to the Banks or the Agent shall be binding absent manifest error. All payments made to the Agent in respect of the Total Outstanding Investment and Discount shall be made to the Agent for the account of the Banks pro rata based
                                                                 --- ----
on their respective Percentages. The Agent shall promptly remit to each Bank such Bank's pro rata share of such payments (such payments to normally be
            --- ----
remitted within two hours of receipt by the Agent).

          SECTION 2.8.  Reports.  At any time the Total Outstanding Investment
                        -------
is greater than zero, commencing
on the date hereof, and on the first Monday of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) the Servicer shall prepare and forward to the Agent a Servicer's Certificate covering a period from the later to occur of (A) the first day of the preceding calendar month and (B) the date on which the last such Servicer's Certificate was delivered in connection with a Transfer pursuant to Section 2.2, through and including the last day of the preceding calendar month, and (ii) such other information as the Agent may reasonably request. On the second Business Day prior to each Remittance Date, the Transferor shall provide the Agent and each Bank with a certificate detailing the amount of Collections expected as of that Remittance Date, together with the Total Outstanding Investment and the Discount Reserve.

          SECTION 2.9.  Collection Account.  (a)  There shall be established on
                        ------------------
the day of the initial Transfer hereunder and maintained, in the name of the Agent for the benefit of the Banks, a segregated account (the "Collection
                                                               ----------
Account"), at NationsBank of Texas, N.A., bearing a designation clearly
-------
indicating that the funds deposited therein are held for the benefit of the Banks. (The wiring instructions for deposits to such account are: ABA No.
111000025, Account No. 1290154724.)   Any interest and earnings (net of losses
and investment expenses) on funds on deposit in the Collection Account shall be retained in the Collection Account and be available to make any payments required to be made hereunder (including Discount) to the Agent or the Banks. On the date on which the Total Outstanding Investment is zero and the Aggregate Unpaids have been paid in full to the Banks, any funds remaining on deposit in the Collection Account shall be released to the Transferor in same-day funds.

               (b) Close-Out Collections deposited to the credit of the Collection Account shall be retained in the Collection Account by the Agent until the earlier of (w) the next succeeding Remittance Date, at which time such amounts shall be applied pursuant to Section 2.4, and (x) the next succeeding Transfer Date, at which time the Agent shall release to the Transferor the amount of such Collections minus the Percentage Factor (as calculated as of the
                           -----
latest Transfer Date) of such Collections. In the event that Collections of Close-Out Re-
ceivables are to be applied pursuant to clause (x) above, the Transferor may request that the Percentage Factor of such Collections be applied toward (i) all or a portion of the Transfer Price of the Transfer occurring on such Transfer Date (in which case such amounts shall be paid to the Transferor) or (ii) the reduction of the Total Outstanding Investment (in which case such amounts shall be paid to the Banks). In the case of any such reduction of the Total Outstanding Investment, the Agent shall, in its sole discretion, determine the Tranche(s) with respect to which such reduction shall be applied; provided
                                                                  --------
further, however, that in the case of any such reduction of the Total
-------  -------
Outstanding Investment, the Transferor agrees to reimburse each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of such reduction of the Total Outstanding Investment, including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its funding hereunder or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the payment in full of the Aggregate Unpaids.

          SECTION 2.10.  Deficiency Advances.  No Bank shall be responsible for
                         -------------------
any default of any other Bank in respect of such other Bank's obligation to fund any portion of a Transfer hereunder, nor shall the commitment of any Bank hereunder be increased as a result of such default by any other Bank. Without limiting the generality of the foregoing, in the event any Bank shall fail to advance funds as provided herein, the Agent may, in its discretion but shall not be obligated to, advance as a Bank all or any portion of such amount (the

"Deficiency Advance") and shall thereafter be entitled to payments on such
-------------------
Deficiency Advance in the same manner and at the same rate(s) to which such other Bank would have been entitled had it made such advance itself; provided
                                                                     --------
that, upon payment to the Agent from such other Bank of the entire outstanding amount of such Deficiency Advance, together with interest thereon, at the Participation Rate applicable to the related Tranche, then such payment shall be credited against the Agent's share of the Total Outstanding Investment in full payment of such Deficiency Advance. Acceptance by the Transferor of a Deficiency Advance from the Agent shall in no way limit the rights of the Transferor against the Bank failing to fund its pro rata portion (based on its Percentage) of the Transfer Price of any
--- ----
Transfer hereunder.

          SECTION 2.11.  Adjustment of Facility Limit.  (a)  The Transferor
                         ----------------------------
shall have the right, at any time and from time to time; to terminate in whole or permanently reduce in part, without premium or penalty, the Facility Limit;

provided that the Facility Limit, as reduced, shall equal or exceed the Total
--------
Outstanding Investment as of the date of such reduction.

               (b) The Transferor shall give not less than three Business Days' prior written notice to the Agent designating the date (which shall be a Business Day) and the amount of such termination or reduction. Any partial reduction shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess of that amount. Promptly after receipt of a notice of such termination or partial reduction, the Agent shall notify each Bank and Bank of America National Trust and Savings Association as agent under the Credit Agreement of the proposed termination or reduction. Such termination or reduction shall be effective on the date specified in the Transferor's notice and shall terminate or reduce the dollar amount of each Bank's Bank Commitment.

          SECTION 2.12.  Inability to Determine LIBOR.  If for any reason the
                         ----------------------------
Reference Banks shall have determined that for any reason adequate and reasonable means do not exist for ascertaining LIBOR for any proposed Tranche Period, or if the Requisite Banks advise the Agent in writing that LIBOR for any proposed Tranche Period does not adequately and fairly reflect the cost to such Banks of funding the Total Outstanding Investment during such Tranche Period, the Agent will forthwith give notice of such determination to the Transferor and each Bank. In such event, the Participation Rate with respect to such proposed Tranche Period and related Tranche shall be determined by reference to the Adjusted Certificate of Deposit Rate. If for any reason the Reference Banks shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Adjusted Certificate of Deposit Rate for any proposed Tranche Period, or if the Requisite Banks advise the Agent in writing that the Adjusted Certificate of Deposit Rate for any proposed Tranche Period does not adequately and fairly reflect the cost to such Banks of funding the Total Outstanding Investment during such Tranche Period, the Agent will forthwith give notice of such determination to the Transferor and each Bank. In such event, the Participation Rate with respect to such proposed Tranche Period and related Tranche shall be determined by reference to the Base Rate.

          SECTION 2.13.  Transfer of Existing Receiv ables; Termination of Prior
                         -------------------------------------------------------
Agreement.  Prior to the date hereof, Mattel Sales Corp. and Fisher-Price, Inc.
---------
transferred to NationsBank of Texas, N.A., as agent for certain financial institutions, an undivided interest in certain indebtedness of the Obligor denominated in United States dollars to Mattel Sales Corp. and Fisher-Price, Inc. Such transfer occurred pursuant to the terms of that certain Second Amended and Restated Transfer and Administration Agreement dated as of March 10,
1995, as amended from time to time (the "Prior Agreement").    NationsBank of
                                         ---------------
Texas, N.A. as agent under the Prior Agreement, and each of the Prior Banks hereby, effective as of the Closing Date, convey, transfer and assign to the Agent, for the benefit of the Banks, all of its right, title and interest in the "Transferred Interest" and the "Total Outstanding Investment" each as defined and existing under the Prior Agreement as of the Closing Date. The Transferor hereby assumes all Mattel Sales Corp.'s and Fisher-Price, Inc.'s obligations with respect to such "Total Outstanding Investment" and agrees that the amount paid by the Banks on the Closing Date to the Agent under and as defined in the Prior Agreement shall constitute part of the Total Outstanding Investment hereunder. Each of the Prior Banks hereby consent to the termination of the Prior Agreement and authorize and direct NationsBank of Texas, N.A., as agent under the Prior Agreement, to (i) take any action necessary or reasonably requested by Mattel Sales Corp. and Fisher-Price, Inc. to terminate the Prior Agreement (except those provisions thereof which expressly survive any termination thereof) and (ii) assign to the Agent any and all Uniform Commercial Code financing statements which may have been filed in its favor in connection with the Prior Agreement.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


          SECTION 3.1.  Representations and Warranties of the Transferor.  The
                        ------------------------------------------------
Transferor hereby represents and warrants to each of the Banks that:

               (a)  Perfection.  Immediately preceding each Transfer hereunder,
                    ----------
the Transferor shall be the owner of all of the Receivables which are the subject of each such Transfer, free and clear of all liens, encumbrances, security interests, preferences or other security arrangements of any kind or nature whatsoever. On or prior to each Transfer, all financing statements and other documents required to be recorded or filed in order to perfect the Transferred Interest against all creditors and purchasers from the Transferor or a Seller will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

               (b)  Accuracy of Information.  All information heretofore
                    -----------------------
furnished by the Transferor to the Banks or the Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Transferor to the Banks or the Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

               (c)  Place of Business.  The chief place of business and chief
                    -----------------
executive office of the Transferor is located at the address of the Transferor indicated on Exhibit F hereto, and the offices where the Transferor keeps its Records are located at the addresses of the Transferor indicated on Exhibit F hereto or at such other locations notified to the Agent in accordance with
Section 2.5 in jurisdictions where all action required by Section 2.5 has been taken and completed.

               (d)  Payments.  The Obligor has, with respect to each Receivable,
                    --------
been directed by the Transferor to remit all payments in respect of such Receivable directly to the Collection Account administered by the Agent.

               (e)  Good Title.  Upon each Transfer and each recomputation of
                    ----------
the Transferred Interest, the Agent, on behalf of the Banks, shall acquire a valid and perfected first priority undivided percentage ownership interest to the extent of the Transferred Interest or a first priority perfected security interest in each Receivable which exists on the date of such Transfer and recomputation and all Collections with respect thereto free and clear of any Adverse Claim.

               (f)  Tradenames, etc..  As of the date hereof:  (i) the
                    ----------------
Transferor has no subsidiaries or divisions; and (ii) the Transferor has not, within the last five (5) years, operated under any tradenames except as set forth on Exhibit G hereto and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11 of the United States Code (Bankruptcy).

               (g)  No Termination Event.  No event has occurred and is
                    --------------------
continuing, and no condition exists, which constitutes a Potential Termination Event or Termination Event.

               (h)  Organization and Powers.  The Transferor is a corporation
                    -----------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and the Purchase Agreement and to carry out the transactions contemplated hereby and thereby.

               (i)  Good Standing.  The Transferor is in good standing wherever
                    -------------
necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has or will have no Material Adverse Effect.

               (j)  Authorization.  The execution, delivery and performance of
                    -------------
this Agreement and the Purchase Agreement have been duly authorized by all necessary corporate action by the Transferor.

               (k)  No Conflict.  The execution, delivery and performance by the
                    -----------
Transferor of this Agreement and the Purchase Agreement do not and will not (a) violate the Certificate of Incorporation or Bylaws of the Transferor, (b) violate any provision of law applicable to the Transferor, or any material order, judgment or decree of any court or other agency of government binding on the Transferor, the violation of which would result in a Material Adverse Effect, (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Transferor, (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material properties or assets, other than Liens created in favor of the Agent, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Transferor.

               (l)  Governmental Consents.  The execution, delivery and
                    ---------------------
performance by the Transferor of this Agreement and the Purchase Agreement, and each agreement, document, or instrument required hereunder and thereunder do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other such person.

               (m)  Binding Obligation.  This Agreement when executed and
                    ------------------
delivered will be the legally valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

               (n)  Changes, Etc.  Since December 31, 1995 there has been no
                    ------------
event or events that have, either individually or in the aggregate, resulted in a Material Adverse Effect.

               (o)  Litigation; Adverse Facts.  There is no action, suit,
                    -------------------------
proceeding or arbitration (whether or not purportedly on behalf of the Transferor) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Transferor, threatened against or affecting the Transferor or any of its properties which, in the reasonable judgment of the Transferor and its executive officers (assuming adverse determination of facts which the Transferor in good faith believes it would not successfully prove, and considering damages which in their best judgment is the maximum that would be awarded upon, and the likelihood of, an adverse determination of the claim or the amount which reflects their best judgment as to that required to be paid to settle the claims) would result in a Material Adverse Effect and there is no basis known to such executive officers for any such action, suit or proceeding. The Transferor is not (i) in violation of any applicable law which could result in a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Transferor, threatened against or affecting the Transferor which provides a reasonable basis for questioning the validity or the enforceability of this Agreement or the Purchase Agreement.

               (p)  Payment of Taxes.  All tax returns and reports of the
                    ----------------
Transferor required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon the Transferor and upon its properties, assets, income and franchises which are due and payable have been paid when due and payable or bonded against, except to the extent permitted by Section 6.3 of the Credit Agreement. The Transferor does not know of any proposed tax assessment against it that would result in a Material Adverse Effect.

               (q)  Agreements.  The Transferor is not a party to nor is it
                    ----------
subject to any material agreement or instrument or charter or other internal restriction which results in a Material Adverse Effect.

               (r)  Performance.  The Transferor is not in default in the
                    -----------
performance, observance or fulfillment
of any of the obligations, covenants or conditions contained in any Contractual Obligation of the Transferor, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except, in any such case, where the consequences, direct or indirect, of such default or defaults, if any, would not result in a Material Adverse Effect.

               (s)  Governmental Regulation.  The Transferor is not subject to
                    -----------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 limiting its ability to transfer interests in its Receivables hereunder.

               (t)  Employee Benefit Plans.  The Transferor and each of its
                    ----------------------
respective ERISA Affiliates is in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans. Neither the Transferor nor any of its ERISA Affiliates has participated in or participates in any Multiemployer Plan the withdrawal from which may result in any liability to any party in an amount in excess of $1,000,000.

               (u)  Disclosure.  No representation or warranty of the Transferor
                    ----------
contained in this Agreement or any other document, certificate or written statement furnished to the Banks by the Transferor since January 1, 1997 for use in connection with the transactions contemplated by this Agreement as of the date of this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the Transferor in the case of any document or fact not furnished by it) necessary in order to make the statements contained herein or therein not misleading except that any such statement or omission that was untrue or misleading at the time made or that subsequently became untrue or misleading has been superseded or corrected by information provided to the Banks prior to the date of this Agreement.

               (v)  Environmental Matters.  The Transferor conducts in the
                    ---------------------
ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Transferor has reasonably concluded that such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 3.2.  Representations and Warranties of Mattel, Inc.  Mattel,
                        ----------------------------------------------
Inc. represents and warrants to the Banks that:

               (a)  Servicing.  Since January 1, 1997, there has been no
                    ---------
material change in the ability of Mattel, Inc. to service the Receivables.

               (b)  Organization and Powers.  Mattel, Inc. is a corporation duly
                    -----------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and to carry out the transactions contemplated hereby and thereby.

               (c)  Good Standing.  Mattel, Inc. is in good standing wherever
                    -------------
necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has or will have no Material Adverse Effect.

               (d)  Authorization.  The execution, delivery and performance of
                    -------------
this Agreement have been duly authorized by all necessary corporate action by Mattel, Inc.

               (e)  No Conflict.  The execution, delivery and performance by
                    -----------
Mattel, Inc. of this Agreement do not and will not (a) violate the Restated Certificate of Incorporation or Bylaws of Mattel, Inc., (b) violate any provision of law applicable to Mattel, Inc., or any material order, judgment or decree of any court or other agency of government binding on Mattel, Inc., the violation of which would result in a Material Adverse Effect, (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Mattel, Inc., (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material proper-ties or assets, other than Liens created in favor of the Agent, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Mattel, Inc.

               (f)  Governmental Consents.  The execution, delivery and
                    ---------------------
performance by Mattel, Inc. of this Agreement, and each agreement, document, or instrument required hereunder do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other such person.

               (g)  Binding Obligation.  This Agreement when executed and
                    ------------------
delivered will be the legally valid and binding obligation of Mattel, Inc., enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

               (h)  Financial Condition.  Mattel, Inc. has heretofore delivered
                    -------------------
to the Banks a consolidated balance sheet of Mattel, Inc. and its Subsidiaries for the fiscal year ended December 31, 1995 and related consolidated statements of income, shareholders' equity and changes in financial position of Mattel, Inc. and its Subsidiaries for such fiscal year, audited by Price Waterhouse. All such statements were prepared in accordance with GAAP and fairly present the consolidated financial position of Mattel, Inc. and its Subsidiaries as at the date thereof and the consolidated results of operations and statement of cash flow of Mattel, Inc. and its Subsidiaries for the period then ended. Neither Mattel, Inc. nor any of its Subsidiaries has any material Contingent Obligation, liability for taxes or long-term lease which as of the date of this Agreement, individually or in the aggregate, would, if it became absolute, result in a Material Adverse Effect which is not reflected in the foregoing statements or in the notes thereto.

               (i)  Changes, Etc.  Since December 31, 1995 there has been no
                    ------------
event or events that have, either individually or in the aggregate, resulted in a Material Adverse Effect.

               (j)  Title to Properties.  Mattel, Inc. and its Subsidiaries have
                    -------------------
good, sufficient and legal title to all the properties and assets reflected in the consolidated balance sheet referred to in Section 5.8 of the Credit Agreement except as set forth in said balance sheet or in the notes thereto, except for assets acquired or disposed of in the ordinary course of business or as otherwise permitted by this Agreement or the Credit Agreement since December 31, 1995 and, except for immaterial defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.

               (k)  Litigation; Adverse Facts.  Other than with respect to the
                    -------------------------
matters set forth on Exhibit H hereto, there is no action, suit, proceeding or arbitration (whether or not purportedly on behalf of Mattel, Inc.) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Mattel, Inc., threatened against or affecting Mattel, Inc. or any of its Subsidiaries or any of Mattel, Inc.'s or such Subsidiaries' properties which, in the reasonable judgment of Mattel, Inc. and its executive officers (assuming adverse determination of facts which Mattel, Inc. in good faith believes it would not successfully prove, and considering damages which in their best judgment is the maximum that would be awarded upon, and the likelihood of, an adverse determination of the claim or the amount which reflects their best judgment as to that required to be paid to settle the claims) would result in a Material Adverse Effect and there is no basis known to such executive officers for any such action, suit or proceeding. Neither Mattel, Inc. nor any of its Subsidiaries is (i) in violation of any applicable law which could result in a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to the knowledge of Mattel, Inc., threatened against or affecting Mattel, Inc. or any of its Subsidiaries which provides a reasonable basis for questioning the validity or the enforceability of this Agreement.

               (l)  Payment of Taxes.  All tax returns and reports of Mattel,
                    ----------------
Inc. and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon Mattel, Inc. and its Subsidiaries and upon their respective properties, assets, income and franchises which are due and payable have been paid when due and payable or bonded against, except to the extent permitted by Section 6.3 of the Credit Agreement. Mattel, Inc. knows of no proposed tax assessment against it or any of its Subsidiaries that would result in a Material Adverse Effect.

               (m)  Agreements.  Neither Mattel, Inc. nor any of its
                    ----------
Subsidiaries is a party to or is subject to any material agreement or instrument or charter or other internal restriction which results in a Material Adverse Effect.

               (n)  Performance.  Neither Mattel, Inc. nor any of its
                    -----------
Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of Mattel, Inc., and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except, in any such case, where the consequences, direct or indirect, of such default or defaults, if any, would not result in a Material Adverse Effect.

               (o)  Governmental Regulation.  Neither Mattel, Inc. nor any of
                    -----------------------
its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Federal or state statute or regulation limiting its ability in any material way to transfer interests in the Receivables hereunder.

               (p)  Employee Benefit Plans.  Mattel, Inc. and each of its ERISA
                    ----------------------
Affiliates is in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans. Neither Mattel, Inc. nor any of its ERISA Affiliates has participated in or participates in any Multiemployer Plan the withdrawal from which may result in any liability to any party in an amount in excess of $1,000,000.

               (q)  Disclosure.  No representation or warranty of Mattel, Inc.
                    ----------
contained in this Agreement or any other document, certificate or written statement furnished to the Banks by Mattel, Inc. since January 1, 1997 for use in connection with the transactions contemplated by this Agreement as of the date of this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the officers of Mattel, Inc. in the case of any document or fact not furnished by it) necessary in order to make the statements contained herein or therein not misleading except that any such statement or omission that was untrue or misleading at the time made or that subsequently became untrue or misleading has been superseded or corrected by information provided to the Banks prior to the date of this Agreement.

          SECTION 3.3.  Reaffirmation of Representations and Warranties.  On
                        -----------------------------------------------
each day that a Transfer is made hereunder (a) the Transferor, by accepting the proceeds of such Transfer, shall be deemed to have certified that (i) all representations and warranties described in Section 3.1 are correct on and as of such day as though made on and as of such day, and (ii) no event has occurred or is continuing or would result from any such Transfer, which constitutes a Termination Event or a Potential Termination Event and (b) Mattel, Inc. as Guarantor and as Servicer shall be deemed to have certified that (i) all representations and warranties described in Section 3.2 are correct on and as of such day as though made on and as of such day and (ii) if Mattel, Inc. is then the Servicer, that no event has occurred or is continuing or would result from any such Transfer, which constitutes, or with the passage of time or the giving of notice or both, would constitute a Servicer Default.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT


          SECTION 4.1.  Conditions to Closing.  On or prior to the date of
                        ---------------------
execution hereof and prior to the effectiveness of this Agreement, the Transferor and the Guarantor shall have delivered to the Agent and the Banks originally executed copies of this Agreement, together with originals to the Agent and copies to the Banks of the following documents and instruments, all in form and substance acceptable to the Agent:

               (a) a Certificate of the Secretary of Mattel, Inc. attaching copies of the Restated Certificate of Incorporation, by-laws and incumbency signatures of Mattel, Inc., together with copies of resolutions of the Board of Directors authorizing the execution, delivery and performance of this Agreement and related documents to which it is a party;

               (b) good standing certificates of Mattel, Inc. from each of the Secretaries of State of Delaware and California, each to be dated a recent date prior to the Closing Date;

               (c) a Certificate of the Secretary of the Transferor attaching copies of the Certificate of Incorporation, by-laws and incumbency signatures of the Transferor, together with copies of resolutions of the Board of Directors authorizing the execution, delivery and performance of this Agreement and related documents to which it is a party;

               (d) good standing certificate of the Transferor from the Secretary of State of Delaware dated a recent date prior to the Closing Date;

               (e) proper financing statements (Form UCC-1) naming each Transferor as the debtor/transferor and the Agent, as agent on behalf of the Banks, as purchaser or other similar instruments or documents as may be necessary or in the opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable Governmental Rule to perfect the ownership interest of the Agent, on behalf of the Banks, in all Receivables related to the Transferor;

               (f) proper financing statements (Form UCC-1) naming each Seller as the debtor/transferor and the Transferor, as purchaser and the Agent, as agent on behalf of the Banks, as assignee or other similar instruments or documents as may be necessary or in the opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable Governmental Rule to perfect the ownership interest of the Transferor, in all Receivables related to each Seller;

               (g) certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Banks) dated a date reasonably near the date of the initial Transfer listing all effective financing statements which name the Transferor and each Seller (under their present names and any previous names) as Debtor and which are filed in jurisdictions in which the filings were made pursuant to items (e) and (f) above together with copies of such financing statements (none of which shall cover any Receivables or Contracts);

               (h) a favorable opinion of Leland P. Smith, counsel for the Sellers and the Transferor, in substantially the form of Exhibit I hereto and as to such other matters as the Agent may reasonably request;

               (i) a favorable opinion of Leland P. Smith, counsel for the Guarantor, in substantially the form of Exhibit J hereto and as to such other matters as the Agent may reasonably request;

               (j) a favorable opinion of Latham & Watkins, special counsel for the Transferor, as to such matters as the Agent may reasonably request;

               (k)  an executed copy of the Written Agreement;

               (l)  an executed copy of the Purchase Agreement; and

               (m) original copies of each document or instrument required to be delivered by each Seller as a condition precedent to the effectiveness of the Purchase Agreement.

                                   ARTICLE V
                                   COVENANTS


          SECTION 5.1.  Affirmative Covenants of the Transferor.  At all times
                        ---------------------------------------
for the term of this Agreement, unless the Requisite Banks shall otherwise consent in writing:

               (a)  Conduct of Business.  The Transferor will carry on and
                    -------------------
conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is presently conducted.

               (b)  Compliance with Governmental Rules.  The Transferor will
                    ----------------------------------
comply with all Governmental Rules, writs, judgments, injunctions, decrees or awards to which it may become subject.

               (c)  Furnishing of Information and Inspection of Records.  The
                    ---------------------------------------------------
Transferor will furnish to the Agent and the Banks from time to time such information with respect to the Receivables as the Agent or the Banks may reasonably request, including, without limitation, listings identifying the outstanding balance for each Receivable. The Transferor will at any time and from time to time during regular business hours permit the Agent or the Banks, or their agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Transferor for the purpose of examining such Records, and to discuss matters relating to the Receivables or the Transferor's performance hereunder with any of the officers, directors, employees, agents or independent public accountants of the Transferor having knowledge of such matters.

               (d)  Keeping of Records and Books of Account.  The Transferor
                    ---------------------------------------
will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable). The Transferor will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (e)  Performance and Compliance with Receivables and Contracts.
                    ---------------------------------------------------------
The Transferor will at its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

               (f)  Credit and Collection Policies.  The Transferor will comply
                    ------------------------------
in all material respects with its Credit and Collection Policy in regard to each Receivable and the related Contract.

               (g)  Accounting Treatment.  The Transferor shall report the
                    --------------------
transactions contemplated by the Agreement on its financial statements as a sale of the Transferred Interest to the Agent on behalf of the Banks.

               (h)  Knowledge.  Promptly upon any executive officer of the
                    ---------
Transferor obtaining knowledge of any condition or event which constitutes a Termination Event or Potential Termination Event or becoming aware that the Agent or any Bank has given any notice or taken any other action with respect to a claimed Termination Event or Potential Termination Event under this Agreement, the Transferor shall provide to the Agent an officer's certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given and the nature of such claimed Termination Event or Potential Termination Event, together with what action the Transferor has taken, is taking and proposes to take with respect thereto.

               (i)  Written Agreement.  For so long as this Agreement is in
                    -----------------
effect, and prior to the delivery by the Transferor of the initial Transfer Notice of each calendar year, the Transferor shall provide the Agent and the Banks with a copy of a Written Agreement in the form of Exhibit A hereto, duly executed by the Transferor and the Obligor and appropriately revised to reflect the Remittance Date of such calendar year.

               (j)  Environmental Laws.  The Transferor shall, and shall cause
                    ------------------
each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, expect where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (k)  UCC Matters.  The Transferor shall deliver to the Agent not
                    -----------
later than the tenth Business Day following the Closing Date (i) certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Agent) dated a date reasonably near the Closing Date listing all effective financing statements which name Fisher-Price, Inc. (under its present name and any previous names) and FPI, Inc. as Debtor and which are on file with the Secretary of State of the State of New York (in the case of Fisher-Price, Inc. such search may cover only calendar year 1995) together with copies of such financing statements (none of which shall cover any Receivables or Contracts) and (ii) an opinion letter of Latham & Watkins, special counsel for the Transferor, in form and substance acceptable to the Agent substantially to the effect that such searches do not evidence a security interest in the Receivables which is prior to the security interest granted by Fisher-Price, Inc. in favor of the Transferor under the Purchase Agreement) (which letter may take the form of a letter deleting or otherwise modifying the opinion letter delivered by such firm on the Closing Date).

          SECTION 5.2.  Negative Covenants of the Transferor.  At all times
                        ------------------------------------
during the term of this Agreement, unless the Requisite Banks shall otherwise consent in writing:

               (a)  No Sales, Liens, etc.  Except as otherwise provided herein,
                    --------------------
the Transferor will not sell, assign (by operation of Governmental Rule or otherwise) or otherwise dispose of, or create or knowingly suffer to exist any Adverse Claim upon (or the filing of any fi-nancing statement) or with respect to, any Receivable, or upon or with respect to any account to which any Collections of any Receivable are sent.

               (b)  Extension or Amendment of Receivables.  The Transferor
                    -------------------------------------
will not itself extend the term of any Receivable beyond the Remittance Date next succeeding the date such Receivable was created, nor will the Transferor agree to any such extension by a Seller pursuant to the Purchase Agreement. The Transferor will not amend or modify any Receivable or amend, modify or waive any term or condition of any Contract related thereto except in accordance with its normal business practices as reflected in the Credit and Collection Policy, nor will the Transferor permit any such amendment, modification or waiver by a Seller pursuant to the Purchase Agreement.

               (c)  No Change in Business or Credit and Collection Policy.  The
                    -----------------------------------------------------
Transferor will not make any change in the character of its business or in the Credit and Collection Policy without the prior written consent of the Agent at the written direction of the Requisite Banks, nor will the Transferor permit a Seller to make any such change pursuant to the Purchase Agreement without the prior written consent of the Agent at the written direction of the Requisite Banks.

               (d)  No Modification of Written Agreement.  The Transferor will
                    ------------------------------------
not amend, supplement, alter or otherwise modify the Written Agreement, nor will the Transferor permit a Seller to amend, supplement, alter or otherwise modify the Written Agreement pursuant to the Purchase Agreement.

               (e)  No Modification of Purchase Agreement.  The Transferor will
                    -------------------------------------
not agree to any amendment, supplement, waiver, alteration or other modification of the Purchase Agreement which may have a material adverse effect on the Agent's right, title and interest in the Receivables or which may have a material adverse effect on the collectability of the Receivables.

          SECTION 5.3.  Affirmative Covenants of Mattel, Inc.  At all times
                        -------------------------------------
during the term of this Agreement, unless the Requisite Banks shall otherwise consent in writing:

               (a)  Financial Information.  Mattel, Inc. will maintain a system
                    ---------------------
of accounting established and administered in accordance with generally accepted accounting principles, and will furnish to the Agent and the Banks:

               (i) as soon as practicable and in any event not later than fifty-five (55) days after the end of each of the first three (3) fiscal quarters of Mattel, Inc., consolidated balance sheets of Mattel, Inc. and its Subsidiaries as at the end of such period and for the fiscal year to date and the related consolidated and consolidating statements of income, consolidated statements of stockholders' equity and consolidated statements of cash flow all in reasonable detail and certified by the Chief Financial Officer, Executive Vice President -- Finance or the Treasurer of Mattel, Inc. that the consolidated statements (and to the best of his belief, the consolidating statements) and other materials required by this clause
     (a)(i) fairly present the financial condition of Mattel, Inc. and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated, subject to changes resulting from year-end audit and normal year-end adjustments;

               (ii) as soon as practicable and in any event not later than one hundred (100) days after the end of each fiscal year of Mattel, Inc., consolidated and consolidating balance sheets of Mattel, Inc. and its Subsidiaries as at the end of such year (such consolidating statements shall specifically detail the Transferor) and the related consolidated (and, as to statements of income only, consolidated and consolidating) statements of income, stockholders' equity and cash flow of Mattel, Inc. and its Subsidiaries for such fiscal year, setting forth in each case, in comparative form, the consolidated figures for the previous year, all in reasonable detail and (x) in the case of such consolidated financial statements, accompanied by a report thereon of Price Waterhouse or other independent accountants of recognized national standing selected by Mattel, Inc., which report shall state that such consolidated financial statements present fairly the financial position of Mattel, Inc. and its Subsid-iaries as at the dates indicated and the results of their operations and their cash flow for the periods indicated in conformity with generally accepted accounting principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (y) in the case of such consolidating financial statements, certified by the chief financial or accounting officer of Mattel, Inc.; and

               (iii) together with each delivery of financial statements of Mattel, Inc. and its Subsidiaries as provided above in clauses (i) and
     (ii), an officer's certificate stating that the signers thereof have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Mattel, Inc. and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and the signers do not have knowledge of the existence as of the date of such officer's certificate, of any condition or event which constitutes a Termination Event or Potential Termination Event or, if any such condition or event existed or exists, specifying the nature and period of existence thereof.

               (b)  Conduct of Business.  Mattel, Inc. will carry on and
                    -------------------
conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted (provided, however, that Mattel, Inc. may engage in the production and sale of CD-ROM products and coin-operated arcade games related to its existing lines of business) and will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is presently conducted.

               (c)  Compliance with Governmental Rule.  Mattel, Inc. will
                    ---------------------------------
comply with all Governmental Rules,
writs, judgments, injunctions, decrees or awards to which it may become subject.

               (d)  Furnishing of Information and Inspection of Records.
                    ---------------------------------------------------
Mattel, Inc. will furnish to the Agent from time to time such information with respect to its obligations as Guarantor and Servicer hereunder as may be reasonably requested by the Agent. Mattel, Inc. will at any time and from time to time during regular business hours permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of Mattel, Inc. for the purpose of examining such Records, and to discuss matters relating to the Receivables or Mattel, Inc.'s performance hereunder as Guarantor and as Servicer, as the case may be, with any of the officers, directors, employees, agents or independent public accounts of Mattel, Inc. having knowledge of such matters.

               (e)  Keeping of Records and Books of Account.  Mattel, Inc. will
                    ---------------------------------------
maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable). Mattel, Inc. will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (f)  Knowledge.  Promptly upon any executive officer of Mattel,
                    ---------
Inc. obtaining knowledge of any condition or event which constitutes a Termination Event or Potential Termination Event or becoming aware that the Agent or any Bank has given any notice or taken any other action with respect to a claimed Termination Event or Potential Termination Event under this Agreement, Mattel, Inc. shall provide to the Agent an officer's certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given and the nature of such claimed Termination Event or Potential Termination Event, together with what action Mattel, Inc.

has taken, is taking and proposes to take with respect thereto.

                                  ARTICLE VI
                        ADMINISTRATION AND COLLECTIONS


          SECTION 6.1.  Appointment of Servicer.  The servicing and
                        -----------------------
administering of the Receivables shall be conducted by the Servicer. Until the Agent gives notice to the Transferor of the designation of a new Servicer, Mattel, Inc. is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof; provided that,
                                                               --------
with respect to any group of Receivables, Mattel, Inc. may, at any time, upon prior notice to the Agent, designate any Affiliate of Mattel, Inc. as subservicer hereunder, provided that such Affiliate shall not become the
                       --------
Servicer hereunder and Mattel, Inc. shall remain liable for the performance of the duties and obligations of the Servicer in accordance with the terms hereof; provided further that Mattel, Inc. hereby designates Fisher-Price, Inc. as
-------- -------
subservicer with respect to Receivables sold by it to the Transferor under the Purchase Agreement. On and after the occurrence of a Servicer Default, the Agent, on behalf of the Banks, may designate as Servicer any Person (including the Agent) to succeed Mattel, Inc. or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

          SECTION 6.2.  Duties of Servicer and Agent.  (a)  The Servicer shall
                        ----------------------------
take or cause to be taken all such action as may be necessary or advisable to facilitate the collection of each Receivable from time to time, all in accordance with applicable Governmental Rules, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Transferor, the Agent and the Banks hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 6.1, to enforce its respective rights and interests in and under the Receivables and the Contracts. Neither the Transferor nor the Servicer may extend the maturity of any Receivable beyond the Remittance Date next succeeding the date of creation of such Receivable. The Transferor shall deliver to the Servicer, and the Servicer shall hold in trust for the Transferor and the Agent in accordance with their respective interests, all Records which evidence or relate to any Receivables. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action to enforce collection of any Receivable. In the event that the Obligor defaults in the performance of the Written Agreement and the Servicer fails to take action with respect to the Obligor as directed by the Agent pursuant to the preceding sentence, notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to take any and all steps in the Transferor's name and on behalf of the Transferor necessary or desirable, in the determination of the Requisite Banks, to collect all amounts due under any and all Receivables including, without limitation, endorsing the Transferor's name on checks and other instruments representing Collections and enforcing such Receivables and the Written Agreement.

               (b) The Agent shall, as soon as practicable following receipt thereof, turn over to the Transferor any collections of any indebtedness of the Obligor which is not a Receivable.

               (c) On and after the occurrence of a Servicer Default, the Agent shall have the right to require the Servicer to cause a firm of independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Agent to the effect that they have (i) compared the information contained in the Transfer Notices and the Servicer's Certificates with the information contained in the Records and the Servicer's records and computer systems for such period, and that, on the basis of such examination and comparison, such firm is of the opinion that the information contained in such Transfer Notices and Servicer's Certificates reconciles with the information contained in the Receivables and the Servicer's records and computer system and that the servicing of the Receivables has been conducted in compliance with this Agreement, (ii) confirmed the Eligible Receivables balance as set forth on such Transfer Notices and Servicer's Certificates, and (iii) confirmed that the Receivables treated by the Agent as Eligible Receivables in fact satisfied the requirements of the definition thereof contained herein, except, in each case for (a) such exceptions as such firm shall believe to be immaterial

(which exceptions need not be enumerated) and (b) such other exceptions as shall be set forth in such statement.

          SECTION 6.3.  Rights After Designation of New Servicer.  At any time
                        ----------------------------------------
following the designation of a Servicer pursuant to Section 6.1:

               (i) The Transferor shall, at the Agent's request and at the Transferor's expense, give notice of the Banks' ownership of Receivables to the Obligor and direct that payments be made directly to the Agent or its designee or designate a new Collection Account.

               (ii) The Transferor shall, at the Agent's request, (A) assemble all of the Records, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner reasonably acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

               (iii) The Transferor hereby authorizes the Agent to take any and all reasonable steps in such Transferor's name and on behalf of the Transferor necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Receivables including, without limitation, endorsing the Transferor's name on checks and other instruments representing Collections and enforcing such Receivables and the Written Agreement.

          SECTION 6.4.  Responsibilities of the Transferor.  Anything herein to
                        ----------------------------------
the contrary notwithstanding, the Transferor shall (i) perform all of its obligations under the Contracts related to its Receivables to the same extent as if interests in such Receivables had not been sold hereunder and the exercise by the Agent of its rights hereunder shall not relieve such Transferor from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with its Receivables and their creation and satisfaction. Neither the Agent nor the Banks shall have any obligation or liability with respect to any Receivable or related
Contracts, nor shall they be obligated to perform any of the obligations of the Transferor thereunder.

                                  ARTICLE VII
                    SERVICER DEFAULT AND TERMINATION EVENTS


          SECTION 7.1.  Servicer Default.  The occurrence of any one or more of
                        ----------------
the following events shall constitute a default by the Servicer hereunder (each, a "Servicer Default"):
          ----------------

               (a) (i) the Servicer shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in this Section 7.1) and such failure shall remain unremedied for ten (10) Business Days or (ii) the Servicer shall fail to make any payment or deposit to be made by it hereunder when due; or

               (b) any representation, warranty, certification or statement made by the Servicer in this Agreement or in any other document delivered pursuant hereto shall prove to have been incorrect in any material respect when made or deemed made; or

               (c) the Agent, on behalf of the Banks, shall fail to have a valid and perfected first priority ownership or security interest in and to the Receivables; or

               (d) any Event of Bankruptcy shall occur with respect to the Servicer; or

               (e) the Servicer shall merge with or into any entity whereby it is not the surviving entity; or

               (f)  [reserved]

               (g) an event of acceleration with respect to any indebtedness in excess of $20,000,000 under any agreement to which the Servicer or any one of its domestic subsidiaries is a party occurs.

          SECTION 7.2.  Servicer Default Remedies.  If a Servicer Default
                        -------------------------
occurs, the Agent shall, upon written request of the Requisite Banks, by notice to the Transferor, terminate the Servicer's rights as Servicer hereunder and appoint a successor Servicer (which successor Servicer may be itself).

          SECTION 7.3.  Termination Events.  The occurrence of any one or more
                        ------------------
of the following events shall constitute a Termination Event hereunder:

               (a)  the occurrence of a Servicer Default; or

               (b) either the Transferor or the Guarantor shall fail to make any payment or deposit required to be made by it hereunder when due; or

               (c) any Event of Bankruptcy shall occur with respect to the Transferor, either Seller or the Guarantor; or

               (d) the material breach of any representation or warranty contained herein, or the failure to comply with any material covenant contained herein, by the Transferor or the Guarantor; or

               (e) the Transferor shall fail to have a valid and perfected first priority ownership interest in and to the Receivables or the Agent, on behalf of the Banks, shall fail to have a valid and perfected first priority ownership or security interest in and to the Receivables; or

               (f) the Transferor or the Guarantor shall merge with or into any entity whereby it is not the surviving entity; provided that the merger of the
                                               --------
Transferor or the Guarantor with or into the other shall not constitute a Termination Event under this Section 7.3(f); or

               (g) any material adverse change in the operations of the Transferor or the Guarantor, or any other event which materially affects the ability of the Transferor or the Guarantor to perform its obligations hereunder; or

               (h) at any time the Percentage Factor exceeds 90% unless the Transferor, within ten (10) days of such occurrence, either (i) deposits into the Collection Account an amount equal to the amount by which the Total Outstanding Investment plus the Discount Reserve exceeds 90% of the aggregate
                       ----
outstanding balance of

Eligible Receivables or (ii) otherwise reduces the Percentage Factor to less than or equal to 90%; or

               (i) the second highest short-term unsecured debt rating assigned to the Obligor by S&P, Moody's or Duff falls below "A-1", "P-1" or "D-1", respectively, or the second highest long-term senior unsecured debt rating assigned to the Obligor by S&P, Moody's or Duff falls below "A-", "A3" or "A-", respectively; or

               (j) the Obligor fails to remit full payment in respect of the Receivables on any Remittance Date to the Collection Account; or

               (k) the occurrence of an event of acceleration with respect to any indebtedness in excess of $20,000,000 under any agreement to which the Guarantor or any one of its domestic subsidiaries is a party; or

               (l) the occurrence of an Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

          SECTION 7.4.  Termination Event Remedies.  Upon the occurrence of a
                        --------------------------
Termination Event described in clause (c) or (e) of Section 7.3 above, all outstanding Tranches shall thereafter accrue additional Discount at a rate equal to the difference, for each respective Tranche, between (x) the highest Participation Rate applicable to any Tranche plus 2% and (y) the Participation Rate applicable to such Tranche at the time of such Termination Event, and the commitment of the Banks to purchase undivided interests in the Receivables from the Transferor shall automatically terminate. Upon the occurrence of a Termination Event other than an event described in clause (c) or (e) of Section 7.3, the Agent, upon the written request of the Requisite Banks, shall, by written notice to the Transferor, the Guarantor and the Banks, (a "Notice of
                                                                   ---------
Termination") (i) specify that additional Discount with respect for each
-----------
outstanding Tranche shall thereafter accrue as described in this Section 7.4 and/or (ii) terminate the commitment of the Banks to purchase undivided interests in the Receivables from the Transferor. In the event that any Total Outstanding Investment remains unpaid on and after any Remittance Date, such Total Outstanding Investment will thereafter accrue Discount at the Alternate Rate until paid in full.

          SECTION 7.5.  Potential Termination Event Remedies.  Upon the
                        ------------------------------------
occurrence of a Potential Termination Event, the Agent, upon the written request of the Requisite Banks shall, by notice to the Transferor, terminate the commitment of the Banks to purchase undivided interests in the Receivables from the Transferor.

                                 ARTICLE VIII
                  INDEMNIFICATION; EXPENSES; RELATED MATTERS


          SECTION 8.1.  Indemnities by the Transferor.  Without limiting any
                        -----------------------------
other rights which the Agent or the Banks may have hereunder or under applicable Governmental Rule, the Transferor hereby agrees to indemnify the Agent and the Banks and any permitted assigns and their respective officers, directors and employees (collectively, "Indemnified Parties") from and against any and all
                          -------------------
damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Agent or any one of the Banks) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of
                -------------------
them arising out of or as a result of this Agreement or the ownership, either directly or indirectly, by the Agent or the Banks of a Transferred Interest, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Transferor shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                    (i) reliance on any material representation or warranty made by the Transferor or Mattel, Inc. (or any officers of the Transferor or Mattel, Inc.) under or in connection with this Agreement, any Transfer Notice, Servicer's Certificate or any other information or report delivered by the Transferor or Mattel, Inc. pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made; or

                    (ii) the failure by the Transferor to comply with any applicable Governmental Rule with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable Governmental Rule; or

                    (iii) the failure to vest and maintain vested in the Agent, on behalf of the Banks, an undivided percentage ownership interest, to the extent of the Transferred Interest, in the Receivables included in such Transferred Interest, free and clear of any Adverse Claim; or

                    (iv) the failure to file by the Transferor, or any delay in filing by the Transferor, any required financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable Governmental Rules with respect to any Receivable included in a Transferred Interest; or

                    (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable included in a Transferred Interest (including, without limitation, a defense based on such Receivable or the related Contract not being legal, valid and binding obligation of the Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise related to such Receivable or the furnishing or failure to furnish such merchandise; or

                    (vi) any failure of Mattel, Inc., as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of
     Article VI; or

                    (vii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable.

          SECTION 8.2.  Indemnity for Taxes, Reserves and Expenses.  (a)  If
                        ------------------------------------------
after the date hereof, the adoption of any Governmental Rule or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Governmental Rule or bank regulatory guideline by any Governmental Person charged with the administration, interpretation or application thereof, or the compliance with any directive of any Governmental Person (in the case of any bank regulatory guideline, whether or not having the force of Governmental
Rule):

               (i) shall subject any Indemnified Party to any tax, duty or other charge with respect to this Agreement, any Transferred Interest, the Receivables or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, any Transferred Interest, the Receivables or payments of amounts due hereunder or otherwise in respect of this Agreement, any Transferred Interest or the Receivables (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office or any funding office is located); or

               (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the Eurodollar interbank market any other condition affecting this Agreement, any Transferred Interest, the Receivables or payments of amounts due hereunder or otherwise in respect of this Agreement, any Transferred Interest or the Receivables; or

               (iii) imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, any Transferred Interest, the Receivables or payments of amounts due hereunder or otherwise in respect of this Agreement, the Transferred Interests or the Receivables, and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, any Transferred Interest, the Receivables, the obligations hereunder, or the funding of any purchases hereunder, by an amount deemed by such Indemnified Party to be material, then, within ten (10) days after demand by the Agent, the applicable Transferor shall pay to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such increased cost.

               (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Governmental Rule or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Governmental Person, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of Governmental Rule) of any such Governmental Person, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party, the applicable Transferor shall pay to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

               (c) Each Bank will promptly notify the Agent, and the Agent will promptly notify the Transferor of any event of which such Bank has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section. Any notice by the Agent, acting on behalf of a Bank, claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attributing methods.

          SECTION 8.3.  Other Costs, Expenses and Related Matters.  The
                        -----------------------------------------
Transferor agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys', accountant's and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Agent) incurred by or on behalf of the Agent (i) in connection with the negotiation, execution, delivery and preparation of this Agreement and any documents or instruments delivered pursuant hereto and the transactions contemplated hereby (including, without limitation, the perfection or protection of the Transferred Interest) and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement, (b) arising in connection with the Agent's or their agents' enforcement or preservation of rights (including, without limitation, the perfection and protection of the Transferred Interest under this Agreement), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement (all of such amounts, collectively, "Transaction Costs").
               -----------------

          SECTION 8.4.  Reconveyance Under Certain Circumstances.  The
                        ----------------------------------------
Transferor agrees to accept the reconveyance from the Agent, on behalf of the Banks, of the Transferred Interest if the Agent notifies the Transferor of a material breach of any representation or warranty made or deemed made pursuant to Article III of this Agreement, and the Transferor shall fail to cure such breach within ten (10) days (or, in the case of the representations and warranties in Sections 3.1(a) and 3.1(e), five (5) days) of such notice. The reconveyance price (which shall be an amount equal to the Aggregate Unpaids) shall be paid by the Transferor directly to the Agent for the account of the Banks (and not to the Collection Account) in immediately available funds on such tenth day (or fifth day, if applicable).

                                  ARTICLE IX
                                   THE AGENT


          SECTION 9.1.  Appointment.  Each Bank hereby irrevocably designates
                        -----------
and appoints NationsBank of Texas, N.A., as the Agent of the Banks under this Agreement, and each of the Banks hereby irrevocably authorizes NationsBank of Texas, N.A., as the Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Banks, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

          SECTION 9.2.  Attorneys-in-fact.  The Agent may execute any of its
                        -----------------
duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 9.3.  Limitation on Liability.  Neither the Agent nor any of
                        -----------------------
its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Banks for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates shall be responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Transferor, the Servicer or the Guarantor, or any officer or partner thereof contained in this Agreement, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Transferor, the Servicer or the Guarantor to perform their obligations thereunder. The Agent shall not be under any obligation to any of the Banks to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of this Agreement on the part of the Transferor, the Servicer or the Guarantor or to inspect the properties, books or records of the Transferor, the Servicer or the Guarantor.

          SECTION 9.4.  Reliance.  The Agent shall be entitled to rely, and
                        --------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Transferor, the Servicer or the Guarantor), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive advice or concurrence of the Requisite Banks as provided in this Agreement (or from all of the Banks if so specified herein) or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Requisite Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          SECTION 9.5.  Notice of Termination Event.  The Agent shall not be
                        ---------------------------
deemed to have knowledge or notice of the occurrence of any Termination Event or Servicer Default hereunder unless the Agent has received written notice from a Bank, the Transferor, the Servicer or the Guarantor, describing such Termination Event or Servicer Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Banks and Bank of America National Trust and Savings Association as agent under the Credit Agreement. Except as otherwise provided herein, the Agent shall take such action to enforce this Agreement as shall be directed by the Requisite Banks. In the event that any remedy is exercised pursuant to Section 7.4 of this Agreement, each Bank and the Agent shall pursue remedies designated by the Requisite Banks to the same extent as though such demand was caused by the action of all Banks, and each Bank agrees to act as expeditiously as possible so as to maximize recovery. Each Bank agrees that no Bank shall have any right individually to take action with respect to the Transferred Interest, it being understood and agreed that such rights and remedies with respect to any portion of the Transferred Interest may be exercised by the Agent as directed by the Requisite Banks for the ratable benefit of the Banks.

          SECTION 9.6.  No Representations.  Each Bank expressly acknowledges
                        ------------------
that neither the Agent nor any of its affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Transferor or the Guarantor, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Transferor and the Guarantor and made its own decision to enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as its deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Transferor and the Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Transferor and the Guarantor which may come into the possession of the Agent or any of its affiliates.

          SECTION 9.7.  Indemnification.  The Banks agree to indemnify the Agent
                        ---------------
in its capacity as such (to the extent not reimbursed by the Transferor or the Guarantor and without limiting any obligations of the Transferor or the Guarantor so to do, ratably according to their respective Percentages as then in effect) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of the Aggregate Unpaids) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be
                                                  --------
liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the termination of this Agreement.

          SECTION 9.8.  Bank.  The Agent and its affiliates may make loans to,
                        ----
accept deposits from and generally engage in any kind of business with the Obligor, the Transferor and the Guarantor as though it were not the Agent hereunder. With respect to its loans made or renewed by it and any note issued to it, the Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

          SECTION 9.9.  Resignation.  If the Agent shall resign as Agent under
                        -----------
this Agreement, then the Requisite Banks may appoint a successor Agent for the Banks, which shall be a commercial bank organized under the Governmental Rules of the United States or any state thereof, having a combined surplus and capital of not less than $500,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and cancelled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; provided, however, that the former Agent's resignation shall not
           --------  -------
become effective until such successor Agent has been appointed and has succeeded of record to all right, title and interest of the former Agent in the Receivables; provided, further however, if the Requisite Banks cannot agree as
             --------  ------- -------
to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however, in such event
                                              --------  -------
all provisions of this Agreement shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this
Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          SECTION 9.10.  Sharing of Payments, etc.  The Banks agree that (i)
                         -------------------------
with respect to all amounts received by each of them with respect to the Aggregate Unpaids, whether in the nature of a return of any investment or discount, or amounts due to a particular Bank in respect of any commitment fees or facility fees hereunder, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Banks in proportion to the portion of the Aggregate Unpaids due each Bank, whether received by voluntary payment, or by the exercise of the right of set-off or banker's lien or secured claims under the Bankruptcy Code as now or hereafter amended, altered, modified or replaced, by counterclaim or cross-action or by the enforcement of this Agreement; (ii) if any of them shall exercise any right of counterclaim, set-off, banker's lien or otherwise or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receives payment or reduction of any amounts due to such Bank hereunder, which is greater than the proportion received by any other Bank in respect of the amounts due hereunder to such other Bank, then the Bank receiving such proportionately greater payment shall (x) notify each other Bank and the Agent of such receipt and (y) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the amounts due hereunder to the other Banks so that all such recoveries of amounts due hereunder shall be shared by the Banks in proportion to the amounts due them hereunder; provided that the foregoing
                                              --------
provisions shall not apply to any such amount received by a foreign branch, subsidiary or affiliate of any Bank which is applied by that Bank to the payment of any indebted-ness of a foreign subsidiary. If all or any portion of such payment is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          SECTION 9.11.  Independent Agreements.  The provisions contained in
                         ----------------------
Sections 9.1 through 9.8 and 9.10 of this Article IX constitute independent obligations and agreements of the Agent and the Banks, and the Transferor and the Guarantor shall not be deemed parties thereto nor bound thereby. The Transferor and the Guarantor do acknowledge the rights of the Banks and the Agent under Section 9.8.

                                   ARTICLE X
                                    GUARANTY


          SECTION 10.1.  Guaranty of Obligations.  For valuable consideration,
                         -----------------------
the Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future payment and performance obligations of the Transferor hereunder owing to the Agent and the Banks. The phrase "payment and performance obligations of the Transferor" (hereinafter collectively referred to as the "Obligations") is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Transferor, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily, and however arising, including, without limitation, any and all attorneys' fees, costs, premiums, charges, or interest owed by the Transferor to the Agent and/or the Banks, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Transferor may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

          SECTION 10.2.  Guaranty Continuing.  This guaranty is a continuing
                         -------------------
guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Transferor to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations with interest as applicable. Any payment by the Guarantor shall not reduce its maximum obligation hereunder.

          SECTION 10.3.  Guarantor Directly Liable.  The Guarantor agrees that
                         -------------------------
it is directly and primarily liable to the Agent for the benefit of the Banks, that its obligations hereunder are independent of the Obligations of the Transferor, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Transferor or whether the Transferor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Agent and the Banks to the Transferor or any other guarantor shall not release it from this Guaranty.

          SECTION 10.4.  No Impairment.  The obligations of the Guarantor under
                         -------------
this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Guarantor:

               (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

               (b) the failure to give notice to the Guarantor of the occurrence of any Termination Event or Servicer Default under the terms and provisions of this Agreement;

               (c) the waiver of the payment, performance or observance of any of the Obligations;

               (d) the taking or omitting to take any actions referred to in this Agreement or of any action under this guaranty;

               (e) any failure, omission or delay on the part of the Agent and/or the Banks to enforce, assert or exercise any right, power or remedy conferred in this Agreement or any other indulgence or similar act on the part of the Agent and/or the Banks in good faith and in compliance with applicable law;

               (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Obligations of the Transferor or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding; or

          (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law.

          To the extent any of the foregoing refers to any actions which the Agent or the Banks may take, the Guarantor hereby agrees that the Agent and/or the Banks may take such actions in such manner, upon such terms, and at such times as the Agent or the Banks, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

          SECTION 10.5.  Waiver.  The Guarantor hereby waives:
                         ------

          (a) any and all rights to require the Agent or the Banks to prosecute or seek to enforce any remedies against the Transferor or any other party liable to the Agent or the Banks on account of the Obligations;

          (b) any right to assert against the Agent or the Banks any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Transferor or any other party liable to the Agent or the Banks in any way or manner under this Agreement;

          (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of this Agreement and the security interest granted pursuant thereto;

          (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or the Banks including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Transferor for reimbursement, or any other rights of the Guarantor to proceed against the

Transferor, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Agent and/or the Banks of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Transferor, and that the Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

          (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled; and

          (f) without limiting the generality of the foregoing, the Guarantor hereby expressly waives any and all benefits of (i) California Civil Code Sections 2809, 2810, 2819, 2825, 2839, 2845 through 2850, 2899 and 3433 and (ii)
California Code of Civil Procedure Sections 580(a), 580(b), 580(d) and 726.

          SECTION 10.6.  Subrogation.  The Guarantor hereby agrees that unless
                         -----------
and until this Agreement has terminated and all Obligations have been paid to the Agent and the Banks in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Transferor or any other guarantor, if any, and shall not seek to assert or enforce the same. Guarantor understands that the exercise by Agent of certain rights and remedies contained in this Agreement may affect or eliminate Guarantor's right of subrogation if any, against the Transferor and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Agent and the Banks to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

          SECTION 10.7.  Information.  The Guarantor is presently informed of
                         -----------
the financial condition of the Transferor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Transferor and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Agent or the Banks to disclose to it any information which the Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

          SECTION 10.8.  Evidence of Obligations.  The Agent and each Bank's
                         -----------------------
books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

                                  ARTICLE XI
                                 MISCELLANEOUS

          SECTION 11.1.  Term of Agreement.  This Agreement shall terminate
                         -----------------
following the later of (i) the Termination Date or (ii) the date on which the Total Outstanding Investment has been reduced to zero, all accrued Discount has been paid in full and all other Aggregate Unpaids have been paid in full; provided, however, that (i) the rights and remedies of the Banks with respect to
--------  -------
any representation and warranty made or deemed to be made by the Transferor pursuant to this Agreement, (ii) the indemnification and payment provisions of
Article VIII and (iii) the agreement set forth in Section 9.10, shall be continuing and shall survive any termination of this Agreement.

          SECTION 11.2.  Waivers; Amendments.  No failure or delay on the part
                         -------------------
of the Agent or the Banks in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. No notice to or demand on the Transferor, the Servicer or the Guarantor in any case shall entitle the Transferor, the Servicer or the Guarantor, as the case may be, to any other or further notice or demand in similar or other circumstances. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by Governmental Rule. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Transferor, the Servicer, the Guarantor, the Agent and the Requisite Banks; provided, however, that no such waiver, amendment or consent
                 --------  -------
shall, unless in writing and signed by all of the Banks, the Transferor, the Servicer, the Guarantor and acknowledged by the Agent, (a) increase or extend any Bank's Bank Commitment or subject any Bank to additional obligations; (b) postpone or delay any date fixed for any payment of fees or any other amounts due to the Banks (or any of them) hereunder; (c) reduce any fees or other amounts payable to the Banks (or any Bank) hereunder; (d) change any Bank's Percentage; (e) amend this Section 11.2 or Section 9.10; or (f) release the Guarantor from any obligation undertaken by it pursuant to this Agreement.

          SECTION 11.3.  Notices.  Except as provided below, all communications
                         -------
and notices provided for hereunder shall be in writing and shall be sent by telecopy and shall be given to the other party at its telecopy number set forth on the signature page hereof or at such other telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective when such telecopy is transmitted to the telecopy number specified below and when confirmation of delivery is received:

          If to the Transferor:

               Mattel Factoring, Inc.
               2043 East Mariposa
               M.S. 24-199
               El Segundo, California 90245
               Attention:  William Stavro
               Telephone:  (310) 252-3202
               Telecopy:  (310) 252-3215


          If to the Guarantor or Servicer:

               Mattel, Inc.
               333 Continental Boulevard
               El Segundo, California  90245
               Attention:  William Stavro
               Telephone:  (310) 252-3202
               Telecopy:  (310) 252-3215


          If to the Agent:

               NationsBank of Texas, N.A.
               901 Main Street
               Dallas, Texas  75202
               Attention:  Ms. Marie Lancaster
               Telephone:  (214) 508-2158
               Telecopy:  (214) 508-2515

          If to either Seller, to its address set forth in the Purchase
Agreement.

          If to the Banks, to their addresses set forth on the signature pages hereto.

          SECTION 11.4.  Governing Law; Integration.  (a) This Agreement shall
                         --------------------------
be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of Governmental Rules provisions thereof. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of California or of the United States for the Central District of California, and by execution and delivery of this Agreement, each of the Guarantor, the Transferor and the Banks consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each of the Guarantor, the Transferor and the Banks irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto. The Guarantor, the Transferor and the Banks each waive personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

          SECTION 11.5.  Severability; Counterparts.  This Agreement may be
                         --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.6.  Successors and Assigns.  This Agreement shall be
                         ----------------------
binding on the parties hereto and their respective successors; provided,
                                                               --------
however, that
-------
subject to Section 11.9, no party to this Agreement may assign any of its rights or delegate any of its duties hereunder.

          SECTION 11.7.  Confidentiality.  Each Bank agrees to take normal and
                         ---------------
reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by the Guarantor or any Subsidiary of the Guarantor, or by the Agent on such Guarantor's or Subsidiary's behalf, in connection with this Agreement or any documents related hereto, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Guarantor, provided that such source is not bound by a confidentiality agreement with the Guarantor known to the Bank; provided, however, that any Bank may
                                      --------  -------
disclose such information (A) at the request or pursuant to any requirement of any Governmental Person to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process and when required to do so in accordance with the provisions of any applicable Governmental Rule; provided, that a Bank shall disclose only the information required by such request and shall notify the Guarantor in advance of providing such information so that the Guarantor may seek an appropriate protective order, and (C) to such Bank's independent auditors and other professional advisors provided such Persons are obligated to keep such information confidential.

Notwithstanding the foregoing, the Guarantor authorizes each Bank to disclose to any Participant or Assignee and to any prospective Participant or Assignee, such financial and other information in such Bank's possession concerning the Guarantor or its Subsidiaries which has been delivered to the Agent or the Banks pursuant to this Agreement or which has been delivered to the Agent or the Banks by the Guarantor in connection with the Banks' credit evaluation of the Guarantor prior to entering into this Agreement; provided that, unless otherwise
                                                 --------
agreed by the Guarantor, such Participant or Assignee agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

          SECTION 11.8.  Characterization of the Transactions Contemplated by
                         ----------------------------------------------------
the Agreement.  It is the intention of the parties that the transactions
-------------
contemplated hereby constitute the sale of the Transferred Interest, conveying good title thereto free and clear of any Adverse Claims to the Agent, on behalf of the Banks, and that the Transferred Interest not be part of the Transferor's estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated hereby should be deemed a financing, the parties intend that the Transferor shall be deemed to have granted to the Agent on behalf of the Banks, and the Transferor hereby grants to the Agent, on behalf of the Banks, a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Receivables, and that this Agreement shall constitute a security agreement under applicable law.

          SECTION 11.9.  Assignments; Participations.  (a) Any Bank may, with
                         ---------------------------
the advance written consent of the Transferor at all times other than during the existence of a Termination Event and the Agent, which consent of the Transferor shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no consent of the Transferor or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Transferred Interest and the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000 and such Bank shall concurrently therewith assign a ratable portion in the Credit Agreement; provided, however, that the Transferor and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Transferor and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Transferor and the Agent an executed assignment together with any note or notes subject to such assignment and (iii) the assignor

Bank or Assignee has paid to the Agent a processing fee in the amount of $2,500.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed assignment and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, shall have the rights and obligations of a Bank under this Agreement, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations hereunder.

          (c) Upon advance written notice to the Transferor, each Bank shall have the right at any time to sell or otherwise transfer participations in all or any part of their pro rata portion of the Transferred Interest, to one or
                     --- ----
more Affiliates of such Bank or to one or more commercial banks, merchant banks, savings and loan associations or any other institution (a "Participant"); provided that such Bank shall concurrently with any sale of a participation
--------
herein sell a ratable participation under the Credit Agreement and thereafter cause any such participation herein to remain ratable with such participation under the Credit Agreement. The Transferor hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of the Transferor to the Participant and the Participant shall be entitled to the benefit of Section
9.10 as if it were a "Bank"; provided further, that in the case of a
                             -------- -------
participation, (i) the Bank's obligations under this Agreement shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations, (iii) the Transferor and the Agent shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement, and (iv) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent such amendment, consent or waiver would require unanimous consent. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any docu-ments related hereto, and all amounts payable by the Transferor hereunder shall be determined as if such Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of a Termination Event, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                         MATTEL FACTORING, INC.,
                              as Transferor


                         By: /s/ William Stavro
                             ------------------------
                         Name:  William Stavro
                         Title: Senior Vice President
                                and Treasurer


                         MATTEL, INC., as Guarantor
                              and Servicer


                         By: /s/ William Stavro
                             ------------------------
                         Name:  William Stavro
                         Title: Senior Vice President
                                and Treasurer


                         NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                         By: _______________________
                         Name:
                         Title:

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                         MATTEL FACTORING, INC.,
                              as Transferor


                         By: ________________________
                         Name:  William Stavro
                         Title: Senior Vice President
                                and Treasurer


                         MATTEL, INC., as Guarantor
                              and Servicer


                         By: ________________________
                         Name:  William Stavro
                         Title: Senior Vice President
                                and Treasurer


                         NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                         By: /s/ Charles F. Lilygren
                             ------------------------
                         Name: Charles F. Lilygren
                         Title: Vice President

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
---------------   --------------
9.000000000       36,000,000      NATIONSBANK OF TEXAS
                                  N.A.


                                  By: /s/ Charles F. Lilygren
                                     -------------------------
                                  Name: Charles F. Lilygren
                                  Title: Vice President


Notice Address:     444 S. Flower Street, Suite 4100
                    Los Angeles, California  90071
                    Attn: Charles F. Lilygren

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
---------------   -------------
12.000000000      48,000,000      BANK OF AMERICA
                                  NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION


                                  By: /s/ Robert W. Troutman
                                      -----------------------
                                  Name: Robert W. Troutman
                                  Title: Managing Director


Notice Address:     555 South Flower Street, 11th Floor
                    Credit Products #5618
                    Los Angeles, California  90071
                    Attn:  Robert W. Troutman

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
---------------   -------------
9.000000000       36,000,000      THE CHASE MANHATTAN
                                  BANK


                                  By: /s/ Mary E. Cameron
                                      ---------------------
                                  Name: Mary E. Cameron
                                  Title: Vice President


Notice Address:     Corporate Banking Group
                    270 Park Avenue, 9th Floor
                    New York, New York 10017
                    Attn: Mary E. Cameron

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
---------------   -------------
7.500000000       30,000,000      ABN AMRO BANK N.V.
                                  Los Angeles
                                  International Branch


                                  By: /s/ Matthew S. Thomson
                                      ------------------------
                                  Name: Matthew S. Thomson
                                  Title: Vice President


                                  By: /s/ Paul K. Stimfle
                                      -----------------------
                                  Name: Paul K. Stimfle
                                  Title: Vice President


Notice Address:     Los Angeles International Branch
                    300 South Grand Avenue, Suite 1115
                    Los Angeles, California 90071
                    Attn: Matthew S. Thomson

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
---------------   --------------
7.500000000           30,000,000  THE FIRST NATIONAL
                                  BANK OF BOSTON


                                  By: /s/ Debra Zurka
                                      -----------------------
                                  Name: Debra Zurka
                                  Title: Vice President


Notice Address:     100 Federal Street
                    MAIL STOP 01-09-05
                    Boston, Massachusetts 02110
                    Attn: Debra Zurka

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
---------------   -------------
7.500000000       30,000,000      PNC BANK,
                                  NATIONAL
                                  ASSOCIATION


                                  By: /s/ Beth Filipponi
                                      ----------------------
                                  Name: Beth Filipponi
                                  Title: Corporate Banking Officer


Notice Address:     249 Fifth Avenue
                    1 PNC Plaza
                    Second Floor
                    Pittsburgh, Pennsylvania 15222
                    Attn: David J. Egan

                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
7.500000000       30,000,000            TORONTO DOMINION

                                        (TEXAS), INC.

                                        By: /s/ Darlene Riedel
                                           -------------------
                                        Name:     DARLENE RIEDEL
                                        Title:    VICE PRESIDENT


Notice Address:     909 Fannin
                    Houston, Texas 77010
                    Attn: Manager, Credit Administration

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      -------------

5.000000000         20,000,000          BANQUE NATIONALE
                                          DE PARIS

                                        By: /s/ Clive Bettles
                                           ------------------
                                        Name:   Clive Bettles
                                        Title:  Senior Vice President
                                                  and Manager


                                        By: /s/ Mitchell M. Ozawa
                                           ----------------------
                                        Name:   Mitchell M. Ozawa
                                        Title:  Vice President

Notice Addresses:   725 South Figueroa Street
                    Suite 2090
                    Los Angeles, California 90017
                    Attn:  Mitchell M. Ozawa

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      --------------
5.000000000         20,000,000          DRESDNER BANK AG
                                        New York Branch
                                        and
                                        Grand Cayman Branch


                                        By:  /s/ Thomas J. Nadramia
                                           ------------------------
                                        Name:   Thomas J. Nadramia
                                        Title:  Vice President


                                        By:  /s/ Denise M. Rohd
                                           ------------------------
                                        Name:   Denise M. Rohd
                                        Title:  Assistant Treasurer


Notice Address:     333 South Grand Avenue
                    Suite 1700
                    Los Angeles, California  90071
                    Attn: Jon M. Bland

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      --------------
5.000000000         20,000,000          CITICORP USA, INC.


                                        By: /s/ William M. Royer
                                           --------------------------
                                        Name:  William M. Royer
                                        Title:   Attorney In Fact


Notice Address:     c/o Citicorp North America, Inc.
                    725 South Figueroa Street
                    5th Floor
                    Los Angeles, California 90017
                    Attn: Deborah Ironson

                    c/o Citicorp N.A.
                    One Court Square, 7th Floor
                    Long Island City, New York 11120
                    Attn: Mark Wrigley

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      -------------
5.000000000         20,000,000          THE INDUSTRIAL BANK OF
                                        JAPAN, LIMITED


                                        By:  /s/ Wataru Ogawa
                                           ---------------------
                                        Name:   Wataru Ogawa
                                        Title:  Joint General Manager


Notice Address:     Los Angeles Agency
                    350 South Grand Avenue
                    Suite 1500
                    Los Angeles, California 90071
                    Attn: J. Blake Seaton

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      -------------
5.000000000         20,000,000          ISTITUTO BANCARIO SAN
                                        PAOLO DI TORINO SPA


                                        By:  /s/ Robert Wurster
                                           ----------------------
                                        Name:  Robert Wurster
                                        Title: First Vice President


                                        By:  /s/ William De Angelo
                                           -----------------------
                                        Name:  William De Angelo
                                        Title: First Vice President



Notice Address:     444 South Flower Street
                    Suite 4550
                    Los Angeles, California 90071
                    Attn: Donald W. Brown

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      -------------
5.000000000         20,000,000          MANUFACTURERS &
                                        TRADERS TRUST CO.


                                        By:  /s/ Geoffrey R. Fenn
                                           -----------------------
                                        Name: Geoffrey R. Fenn
                                        Title:  Vice President


Notice Address:     1 Fountain Plaza
                    Buffalo, New York 14203
                    Attn: Geoffrey R. Fenn

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      -------------
5.000000000         20,000,000          SOCIETE GENERALE


                                        By:  /s/ J. Staley Stewart
                                           -------------------------
                                        Name:  J. Staley Stewart
                                        Title: Vice President


Notice Address:     2029 Century Park East
                    Suite 2900
                    Los Angeles, California 90067
                    Attn: J. Staley Stewart
                          Vice President

                    Dollar Amount
                    of Percentage
                    of Original
                    Facility
Percentage (%)      Limit ($)
--------------      -------------
5.000000000         20,000,000          UNION BANK OF
                                        CALIFORNIA, N.A.


                                        By:  /s/ Scott Lane
                                           ---------------------
                                        Name:  Scott Lane
                                        Title: Vice President



Notice Address:     550 South Hope Street
                    Third Floor
                    Los Angeles, California  90071
                    Attn: Scott Lane

                                                                       EXHIBIT A


                        [Toys "R" Us, Inc. Letterhead]

[Date]

Mr. William Stavro
Senior Vice President and Treasurer
Mattel, Inc.
333 Continental Boulevard
El Segundo, CA  90245-5012

Dear Bill:

With reference to the Accounts Receivable Purchase Agreement, dated as of March 11, 1997 among Mattel Sales Corp., Fisher-Price, Inc. and Mattel Factoring, Inc., it is our understanding that Mattel and Fisher-Price would like to sell from time to time their domestic accounts receivable from TOYS "R" US to Mattel Factoring, Inc. and that under the Transfer and Administration Agreement, dated as of March 11, 1997, among Mattel Factoring, Inc. NationsBank of Texas, N.A., and a syndicate of banks, it is our understanding that Mattel Factoring, Inc. would like to sell from time to time undivided interests in the domestic accounts receivable from TOYS "R" US and that to do so, it is necessary that TOYS "R" US commit for the benefit of the banks to certain payment terms which will apply regardless of any contrary language in any purchase order or other document.

TOYS "R" US hereby consents to such sales of accounts receivable and agrees, unconditionally, to pay by wire transfer of immediately available funds on or before [current Remittance Date] to the account designated by you an amount equal to not less than ninety percent (90%) of the total amount of all invoices, supported by bills of lading, issued by Mattel and Fisher-Price to TOYS "R" US in the United States that are outstanding at such date. Modification or revocation of the terms of this letter shall be effective only if in writing and signed by you or the Chief Financial Officer of Mattel and by one of the following duly authorized officers of TOYS "R" US: Louis Lipschitz, Jon Friedman and Jon Kimmins.

It is our intent that the remaining ten percent (10%) of invoiced amounts will be settled in accordance with normal settlement procedures between Mattel, Fisher-Price and TOYS "R" US. TOYS "R" US agrees that any invoiced amounts remaining after settlement in accordance with normal settlement procedures will be paid by TOYS "R" US to the account referenced in the prior paragraph.

Very truly yours,



Jon Kimmins
Vice President and Treasurer


Agreed to and accepted by:

Mattel, Inc.



By:  ________________________
     William Stavro
     Senior Vice President and Treasurer

                                                                       EXHIBIT B



                        FORM OF SERVICER'S CERTIFICATE

                  For the Period beginning ___________, 199_
                         and ending ___________, 200_

          The undersigned, a duly authorized representative of Mattel, Inc. as Servicer, pursuant to the Transfer and Administration Agreement, dated as of March 11, 1997 (as amended and modified from time to time, the "TAA"), among Mattel Factoring, Inc., as Transferor, Mattel, Inc., as Guarantor and Servicer, NationsBank of Texas, N.A., as Agent, and the Banks, does hereby certify as follows:

1.  Eligible Receivables as of the last day
    of the previous period..........................   $______

2.  plus Eligible Receivables generated during
    ----
    the period......................................   $______

3.  less Close-Out Collections received during
    ----
    the period......................................   $______

4.  less Deemed Collections during the period.......   $______
    ----

5.  Eligible Receivables as of the last day
    of the period...................................   $______

6.  Total Outstanding Investment as of the
    last day of the period..........................   $______

7.  Discount Reserve as of the last day of
    the period......................................   $______

8.  Percentage Factor as of the last day of
    the period ([line 6 + line 7] / line 5).........     _____%

9.  Average Facility Limit during the period........   $______

10. [Eligible Receivables as of the last day of the period are equal to at least 111% of the sum of the Total Outstanding Investment and the Discount Reserve] or [The Transferor is depositing to the credit of the Collection

    Account the outstanding balance of certain Receivables as required by
    Section 2.6(b) of the TAA, and such amount is equal to $____].

11. As of the date hereof, no Termination Event or Potential Termination Event has occurred under the TAA.

12. As of the date hereof, no default in the performance of the obligations of the Servicer under the TAA has occurred or is continuing except as follows:
    [if applicable, insert "none"]

13. As of the date hereof, no lien has been placed on the Receivables other than pursuant to the TAA.

Capitalized terms used herein have their respective meanings as set forth in the TAA.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ___ day of _______, 19__.


                                MATTEL, INC.
                                  as Servicer


                                By:________________________
                                Name:
                                Title:

                                                                       EXHIBIT C


                            FORM OF TRANSFER NOTICE

          MATTEL FACTORING, INC. (the "Transferor") hereby conveys, transfers and assigns to the Agent, on behalf of the Banks, pursuant to the terms and conditions of the Transfer and Administration Agreement, dated as of March 11, 1997 (the "TAA"), among Mattel Factoring, Inc., Mattel, Inc., as Guarantor and Servicer, NationsBank of Texas, N.A., as Agent, and the Banks, an undivided percentage ownership interest in the Receivables, together with Collections with respect thereto. The terms of such Transfer shall be as follows:

Transfer Date:      __________

Transfer Price:     $_________ (line 5 + line 6)

Receivables related to Mattel Sales Corp ............  $______

Receivables related to Fisher-Price, Inc.............  $______

THE TRANSFEROR DOES HEREBY CERTIFY AS FOLLOWS:

1.  Eligible Receivables as of the last day
    of the prior period..............................  $______

2.  Total Outstanding Investment as of the
    last day of the prior period.....................  $______

3.  Discount Reserve as of the last day of the
    prior period.....................................  $______

4.  Funds on deposit in the Collection Account
    as of the date hereof............................  $______

5.  Close-Out Collections to be released from the
    Collection Account on the Transfer Date to
    fund a portion of the Transfer Price.............  $______

6.  Tranche amount (Transfer Price less line 5)        $______

7.  Tranche Period related to this Tranche...........   __ days

8.  Estimated LIBOR related to this Tranche..........   ______%

 9. Estimated Participation Rate related to this
    Tranche (line 8 + applicable spread).............   ______%

10. Discount related to this Tranche (line 6 x
    line 9 x line 7 / 360)...........................   $______

11. Total Outstanding Investment after giving
    effect to the requested Tranche amount
    (line 2 + line 6)................................   $______

12. Discount Reserve after giving effect to the
    requested Transfer (line 3 + line 10)............   $______

13. The Percentage Factor after giving effect
    to the requested Tranche Amount and Discount
    will be (should not exceed 90%) ([line 11 +
    line 12] / line 1)...............................   ______%

This Transfer Notice is irrevocable and may be accepted by the Agent, on behalf of the Banks, at any time prior to 1:00 PM (Dallas, Texas time) on the third Business Day immediately preceding the Transfer Date specified above. Upon such acceptance of the terms of this Transfer Notice, the Transferor shall have conveyed, transferred and assigned an undivided percentage ownership interest in the Receivables, together with Collections with respect thereto to the Agent on behalf of the Banks. The Transferor and the Banks intend that this transfer of Receivables constitutes a sale of accounts under Section 9-102(1)(b) of the Uniform Commercial Code as in effect in all applicable jurisdictions ("UCC").
In the event that the conveyance hereunder is characterized as a financing, this notice shall be a security agreement under the UCC and the Transferor hereby grants a security interest (as defined in the UCC) in the Receivables related to each of them and the proceeds thereof to secure the payment to the Banks of the Aggregate Unpaids. The Banks' rights with respect to such undivided ownership interest shall be as set forth in the TAA. Capitalized terms used herein have their respective meanings as set forth in the TAA.

          IN WITNESS WHEREOF, the undersigned has executed this Transfer Notice on this ___ day of __________, 199__.


                                MATTEL FACTORING, INC.,
                                 as Transferor


                                By:_______________________
                                Name:
                                Title:



Agreed and accepted:
NATIONSBANK OF TEXAS, N.A.,
as Agent


By:_______________________
    Name:
    Title:

                                                                       EXHIBIT D


                                   [Reserved]

                                                                       EXHIBIT E


                     List of Actions, Suits and Proceedings
                             against the Transferor



Mattel Factoring, Inc.
----------------------

NONE.

                                                                       EXHIBIT F



                 Location of Chief Executive Office and Records
                 ----------------------------------------------


Chief Executive Office:
Mattel Factoring, Inc.
2043 East Mariposa
M.S. 24-199
El Segundo, California 90245


333 Continental Boulevard
El Segundo, CA  90245


Mattel Computer Center
2424 West Desert Cove
Phoenix, AZ  85029


636 Girard Avenue
East Aurora, New York  14052

                                                                       EXHIBIT G



                               List of Tradenames
                               ------------------

Mattel Factoring, Inc.

                                                                       EXHIBIT H



                     List of Actions, Suits and Proceedings
                     --------------------------------------
                             against the Guarantor
                             ---------------------



Greenwald v. Mattel, Inc. (Case No. YC 025 008) filed October 13, 1995 in
-------------------------
Superior Court of the State of California, County of Los Angeles.

Lewis v. Vogelstein et. al. (Case No. 14954) filed April 23, 1996 in the
---------------------------
Delaware Court of Chancery, New Castle County.

                                                                       EXHIBIT I


                   [Letterhead of Counsel to the Transferor]


                                March 11, 1997


NationsBank of Texas, N.A.,
  as Agent
[Address]


[Bank]


[Bank]

         Re:  Transfer and Administration Agreement,
              dated as of March 11, 1997, among
              Mattel Factoring, Inc., Mattel, Inc.,
              NationsBank of Texas, N.A. and
              the banks named therein
              -------------------------------------

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 4.1(g) of the Transfer and Administration Agreement dated as of March 11, 1997 (the "Agreement") among Mattel Factoring, Inc., a Delaware corporation (the "Transferor"), Mattel, Inc., a Delaware corporation, as servicer and as guarantor (the "Guarantor") and NationsBank of Texas, N.A., as agent (the "Agent") on behalf of the banks named therein (collectively, the "Banks"). Terms defined in this Agreement and not otherwise defined herein are used in this opinion with the meanings so defined.

          I am Senior Vice President -- General Counsel for Mattel, Inc. and have acted as counsel to the Transferor and the Sellers in connection with the preparation of the Agreement and the Purchase Agreement and the transactions and other documents contemplated thereby.

          I have examined, on the date hereof, the Purchase Agreement and all exhibits thereto, the Agreement and all exhibits thereto (including the form of Transfer Notice attached thereto as Exhibit C), the form of initial Transfer Notice, [to be] dated ___________ 1997, relating to the initial transfers of Receivables (each, an "Initial Transfer Notice"), certificates of public officials and of officers of the Transferor and the Sellers and certified copies of the Transferor's and the Sellers' certificate of incorporation, by-laws, the Boards of Directors' resolutions authorizing the Transferor's and the Sellers' participation in the transactions contemplated by the Agreement and the Purchase Agreement, copies of each of the above having been delivered to you, copies of the financing statements on Form UCC-l filed in the filing offices of the Secretary of State of the State[s] of California [and _______] [and _________] [refer to the local filing office(s), if applicable] (together, the "Seller Filing Offices") executed by the Sellers, as debtor, in favor of the Transferor and assigned to the Agent on behalf of the Banks, substantially in the form attached hereto as Exhibit A (the "Seller Financing Statements"), copies of the financing statements on Form UCC-l filed in the filing offices of the Secretary of State of the State of California [and _________] [this is intended to refer to the local filing office, if applicable] (together, the "Transferor Filing Offices") executed by the Transferor, as debtor, in favor of the Agent on behalf of the Banks, substantially in the form attached hereto as Exhibit A (the "Transferor Financing Statements") [and copies of the financing statements on Form UCC-3 filed in the Filing Offices executed by ______ and ______, substantially in the form attached hereto as Exhibit B (the "Releases")]. I have also examined the closing documents delivered pursuant to the Agreement and copies of all such documents and records, and have made such investigations of law, as I have deemed necessary and relevant as a basis for our opinion. With respect to the accuracy of material factual matters which were not independently established, I have relied on certificates and statements of officers of the Sellers and the Transferor.

          Certain of the opinions rendered herein are qualified by the discussion following the numbered paragraphs of this opinion.

          On the basis of the foregoing, and in reliance thereon, I am of the opinion that:

          1. The Transferor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Receivables, and is duly qualified, in good standing and is authorized to do business in each foreign jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a materially adverse effect upon the business properties of the Transferor or its ability to perform its obligations under the Purchase Agreement and the Agreement.

          2. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Receivables, and is duly qualified, in good standing and is authorized to do business in each foreign jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a materially adverse effect upon the business properties of such Seller or its ability to perform its obligations under the Purchase Agreement.

          3. The Transferor has the corporate power and has taken all necessary corporate action to execute, deliver and perform the Purchase Agreement, the Agreement, the Initial Transfer Notice and each other Transfer Notice delivered pursuant to the Agreement, each in accordance with its respective terms, and to consummate the transactions contemplated thereby. The Purchase Agreement, the Agreement and the Initial Transfer Notice have been duly executed and delivered by the Transferor and constitute, and each Transfer Notice subsequently delivered by the Transferor pursuant to the Agreement, when executed and delivered by the Transferor, will constitute the legal, valid and binding obligations of the Transferor, enforceable against the Transferor in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          4. Each Seller has the corporate power and has taken all necessary corporate action to execute, deliver and perform the Purchase Agreement in accordance with its terms, and to consummate the transactions contemplated thereby. The Purchase Agreement has been duly executed and delivered by each Seller and constitutes the legal, valid and binding obligations of each Seller, enforceable against each Seller in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          5. The execution, delivery and performance in accordance with their terms by the Transferor of the Purchase Agreement, the Agreement, the Initial Transfer Notice and each other Transfer Notice delivered pursuant to the Agreement, and the consummation of the transactions contemplated thereby, do not and will not (i) require (a) any governmental approval or (b) any consent or approval of any stockholder of the Transferor that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under
(a) the certificate of incorporation or the by-laws of the Transferor, (b) any other agreement to which the Transferor is a party or by which the Transferor or any of its properties may be bound, or (c) any applicable law, or any order, rule, or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or any of its properties, or (iii) result or require in the creation or imposition of any lien upon any of the assets, property or revenue of the Transferor other than as contemplated by the Agreement.

          6. The execution, delivery and performance in accordance with their terms by each Seller of the Purchase Agreement and the consummation of the transactions contemplated thereby, do not and will not (i) require (a) any governmental approval or (b) any consent or approval of any stockholder of either Seller that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under (a) the certificate of incorporation or the by-laws of either Seller, (b) any other agreement to which either Seller is a party or by which either Seller or any of their respective properties may be bound, or (c) any applicable law, or any order, rule, or regulation applicable to either Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over either Seller or any of their respective properties, or
(iii) result or require in the creation or imposition of any lien upon any of the assets, property or revenue of either Seller other than as contemplated by the Purchase Agreement.

          7. [Except as set forth on Exhibit E to the Agreement,] [and] [T][t]o the best of my knowledge, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings or investigations, pending or threatened,
(i) against the Transferor or the business or any property of the Transferor except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a materially adverse effect on the Transferor, or on the ability of the Transferor to perform its obligations under the Purchase Agreement or the Agreement, the Initial Transfer Notice and each other Transfer Notice delivered pursuant to the Agreement or (ii) relating to the Purchase Agreement, the Agreement, the Initial Transfer Notice or each other Transfer Notice delivered pursuant to the Agreement.

          8. [Except as set forth on Exhibit [E] to the Purchase Agreement,] [and] [T][t]o the best of my knowledge, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings or investigations, pending or threatened,
(i) against either Seller or the business or any property of either Seller except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a materially adverse effect on either Seller, or on the ability of either Seller to perform its obligations under the Purchase Agreement or (ii) relating to the Purchase Agreement.

          9. The Agreement and each Initial Transfer Notice create a valid "security interest" (as such term is defined in Section 1-201(37) of the Uniform Commercial Code as in effect in the State of California (the "California UCC"), under Article 9 of the California UCC in favor of the Agent, on behalf of the Banks, in the Receivables in existence and thereafter created and the proceeds thereof, subject to the provisions of Section 9-306 of the California UCC. The Transferor Financing Statements have been filed in the filing office located in the State of California and _____, which are the only offices in which filings are required under the California UCC to perfect the Agent's security interest in such Receivables and the proceeds thereof, and accordingly the Agent's security interest in the Receivables in existence and thereafter created and the proceeds thereof will, on the date[s] of the Initial Transfer Notice, be perfected under Article 9 of the California UCC. All filing fees and all taxes required to be paid as a condition to or upon the filing of the Transferor Financing Statements in the State of California and ______ have been paid in full. As of the date hereof, there were no (i) UCC financing statements naming the Transferor as debtor, seller or assignor and covering any Receivables or any interest therein or (ii) notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of the Employment Retirement Insurance Act) covering any Receivable or any interest therein. The filing of the Transferor Financing Statements in the Filing Offices will create a first priority security interest in each Receivable and the proceeds thereof. Such perfection and priority will continue, provided that appropriate continuation statements are timely filed where and when required under the California UCC.

          10. The Purchase Agreement creates a valid "security interest" (as such term is defined in Section 1-201(37) of the Uniform Commercial Code as in effect in the State of California (the "California UCC"), under Article 9 of the California UCC in favor of the Transferor, in the Receivables in existence and thereafter created and the proceeds thereof, subject to the provisions of
Section 9-306 of the California UCC. The Seller Financing Statements have been filed in the filing office located in the State of California and _____, which are the only offices in which filings are required under the California UCC [and the _________ UCC] to perfect the Transferor's security interest in such Receivables and the proceeds thereof, and accordingly the Transferor's security interest in the Receivables in existence and thereafter created and the proceeds thereof will, on the date[s] of the Initial Transfer Notice, be perfected under
Article 9 of the California UCC [and the ________ UCC]. All filing fees and all taxes required to be paid as a condition to or upon the filing of the Seller Financing Statements in the State of California and ______ have been paid in full. As of the date hereof, there were no (i) UCC financing statements naming either Seller as debtor, seller or assignor and covering any Receivables or any interest therein or (ii) notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of the Employment Retirement Insurance Act) covering any Receivable or any interest therein. The filing of the Seller Financing Statements in the Filing Offices will create a first priority security interest in each Receivable and the proceeds thereof. Such perfection and priority will continue, provided that appropriate continuation statements are timely filed where and when required under the California UCC [and the _______ UCC].

          11. Neither the Transferor nor either Seller is an "investment company" or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          With respect to my opinion in paragraphs 9 and 10 (i) I call your attention to the necessity of filing continuation statements from time to time under the applicable provisions of the California UCC [and the _________ UCC] and to the fact that additional filings under the California UCC [and the ___________ UCC] may be required, among other things, upon the change of location of the debtor as provided in Section 9-l03(3)(e) of the California UCC [and the ________ UCC] or the change of the name of the debtor as provided in
Section 9-402(7) thereof; and (ii) I call your attention to the fact that under certain circumstances described in Section 9-306(4) of the California UCC and the [________ UCC] , the right of a secured party to enforce a perfected security interest in the cash proceeds of collateral may be limited.

          To the extent that the obligations of the Transferor may be dependent upon such matters, I assume for purposes of this opinion that the parties to the Agreement (other than the Transferor and the Guarantor) are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; that the Agreement has been duly authorized, executed and delivered by the parties to the Agreement (other than the Transferor and the Guarantor), and constitutes their legally valid and binding obligations, enforceable against them in accordance with their respective terms; and that the parties to the Agreement (other than the Transferor and the Guarantor) have the requisite corporate or other organizational power and authority to perform their respective obligations under the Agreement. I am not expressing any opinion as to the effect of compliance of the parties to the Agreement (other than the Transferor and the Guarantor) with any state or federal laws or regulations applicable to the transactions.

          I am admitted to the bar of the State of California, and I express no opinion herein other than with respect to the laws of the State of California and the Federal laws of the United States of America. This opinion is rendered only to you and is solely for your benefit in connection with the above transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by any other person, firm or corporation for any purpose without my prior written consent; except that this opinion may be furnished or quoted to your legal counsel and independent auditors in connection with the above transactions, to regulatory authorities having jurisdiction over you, and as otherwise compelled by legal process.

                                        Very truly yours,


                                        Leland P. Smith

                                                                       EXHIBIT J



          [Letterhead of Counsel to the Guarantor/Servicer]

                                         March 11, 1997
NationsBank of Texas, N.A.,
     as Agent
[Address]


[Bank]


[Bank]

               Re:  Transfer and Administration Agreement,
                    dated as of March 11, 1997, among
                    Mattel Factoring, Inc., Mattel, Inc.,
                    NationsBank of Texas, N.A. and
                    the banks named therein
                    ------------------------------------

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 4.1(m) of the Transfer and Administration Agreement dated as of March 11, 1997 (the "Agreement") among Mattel Factoring, Inc., a Delaware corporation (the "Transferor"), Mattel, Inc., a Delaware corporation, as servicer and as guarantor (the "Guarantor") and NationsBank of Texas, N.A., as agent (the "Agent") on behalf of the banks named therein (collectively, the "Banks"). Terms defined in this Agreement and not otherwise defined herein are used in this opinion with the meanings so defined.

          I am Senior Vice President -- General Counsel for the Guarantor and have acted as counsel to the Guarantor in connection with the preparation of the Agreement and the transactions and other documents contemplated thereby.

          I have examined, on the date hereof, the Agreement and all exhibits thereto, certificates of public officials and of officers of the Guarantor and certified copies of the Guarantor's certificate of incorporation, by-laws, the Board of Directors' resolutions authorizing the Guarantor's participation in the transactions contemplated by the Agreement, copies of each of the above having been delivered to you. I have also examined the closing documents delivered pursuant to the Agreement and copies of all such documents and records, and have made such investigations of law, as we have deemed necessary and relevant as a basis for our opinion. With respect to the accuracy of material factual matters which were not independently established, I have relied on certificates and statements of officers of the Guarantor.

          Certain of the opinions rendered herein are qualified by the discussion following the numbered paragraphs of this opinion.

          On the basis of the foregoing, and in reliance thereon, I am of the opinion that:

          1. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to own its properties and to carry on its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to perform its obligations under the Agreement, and is duly qualified, in good standing and is authorized to do business in each foreign jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a materially adverse effect upon the business properties of the Guarantor or its ability to perform its obligations under the Agreement.

          2. The Guarantor has the corporate power and has taken all necessary corporate action to execute, deliver and perform the Agreement in accordance with its terms, and to consummate the transactions contemplated thereby. The Agreement has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          3. The execution, delivery and performance in accordance with its terms by the Guarantor of the Agreement, and the consummation of the transactions contemplated thereby, do not and will not (i) require (a) any governmental approval or (b) any consent or approval of any stockholder of the Guarantor that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under (a) the certificate of incorporation or the by-laws of the Guarantor, (b) any other agreement to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound, or (c) any applicable law, or any order, rule, or regulation applicable to the Guarantor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Guarantor or any of its properties, or (iii) result or require in the creation or imposition of any lien upon any of the assets, property or revenue of the Guarantor other than as contemplated by the Agreement.

          4.   [Except as set forth on Exhibit H to the Agreement,]
[and][T][t]o the best of my knowledge, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings or investigations, pending or threatened,
(i) against the Guarantor or the business or any property of the Guarantor except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a materially adverse effect on the Guarantor, or on the ability of the Guarantor to perform its obligations under the Agreement or (ii) relating to the Agreement.

          5. The Guarantor is not an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          To the extent that the obligations of the Guarantor may be dependent upon such matters, I assume for purposes of this opinion that the parties to the Agreement (other than the Guarantor and the Transferor) are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; that the Agreement has been duly authorized, executed and delivered by the parties to the Agreement (other than the Guarantor and the Transferor), and constitutes their legally valid and binding obligations, enforceable against them in accordance with their respective terms; and that the parties to the Agreement (other than the Guarantor and the Transferor) have the requisite corporate or other organizational power and authority to perform their respective obligations under the Agreement. I am not expressing any opinion as to the effect of compliance of the parties to the Agreement (other than the

Guarantor and the Transferor) with any state or federal laws or regulations applicable to the transactions.

          I am admitted to the bar of the State of California, and I express no opinion herein other than with respect to the corporate laws of the State of Delaware and the Federal laws of the United States of America.

          This opinion is rendered only to you and is solely for your benefit in connection with the above transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by any other person, firm or corporation for any purpose without my prior written consent; except that this opinion may be furnished or quoted to your legal counsel and independent auditors in connection with the above transactions, to regulatory authorities having jurisdiction over you, and as otherwise compelled by legal process.

                              Very truly yours,



                              Leland P. Smith